                                                                   EXHIBIT 10.22

                                 MASTER LEASE

                            AGREEMENT NUMBER CON 01C

     This Agreement ("Agreement") is entered into this 4th day of August, 1994 by and between Racal-Datacom, Inc., a Delaware corporation, (hereinafter referred to as "Lessor"), having its principal place of business located at 1601 North Harrison Parkway, Sunrise, Florida 33323-2899 and Concentric Research Corporation, a Florida corporation (hereinafter referred to as "Lessee") having its principal place of business at 400 Forty-First Street, Bay City, MI 48708.


                                WITNESSETH THAT

     WHEREAS, Lessor is the manufacturer of data communication products which are composed of hardware (hereinafter referred to as "Equipment") and software which is defined as a set of processor instructions that can be ported into a processor and executed to provide a defined functionality (hereinafter referred to as "Software"); and

     WHEREAS, Lessee is desirous of leasing such Equipment or Software from Lessor for use with Lessee's communications network; and

     WHEREAS, both parties are desirous of establishing the terms and conditions which shall govern all orders issued pursuant to this Agreement.

     NOW THEREFORE, in consideration of the covenants, premises and mutual agreements contained herein, the parties do hereby agree as follows:

                                    PURPOSE
                                    -------

     The purpose of this Agreement is to set forth the terms and conditions pursuant to which Lessee may submit orders (as defined in Article III) to Lessor, All Orders must be accepted by Lessor at its headquarters, Sunrise, Florida.

II.  Term of Agreement
     -----------------

     This Agreement shall commence upon the date first written above and shall continue for a term of twelve (12) months. The Agreement shall govern all Orders placed hereunder provided such orders are received by Lessor within twelve (12) months and the Equipment and Software ordered is installed within fourteen (14) months, both of said periods beginning upon the date of commencement of this Agreement. Thereafter, this Agreement shall automatically renew itself in twelve (12) month increments unless either party notifies the other of its decision to terminate this Agreement by providing the other party sixty (60) days written notice prior to the expiration of the period then in effect.

     Notwithstanding that this Agreement may terminate prior to the expiration of an individual Orders term, it is expressly agreed that any Order issued pursuant to this Agreement shall continue to be in full force and effect until the expiration of such Orders stated minimum term, and shall continue to be governed by the terms of this Agreement.

III. Ordering Procedure
     ------------------

     Lessee shall issue Orders to Lessor on Lessors order form or Lessee's order form. At a minimum, such Orders shall include the following information:

     a.  Description of Equipment to be leased and Software to be licensed.
     b.  Quantity of each item of Equipment or Software.
     c.  Monthly lease rate, license fee and lease term for each item.
     d.  Unit installation price for each item (if applicable).
     e.  Unit purchase price for each item.
     f.  Requested delivery date.
     g.  Shipping location and Lessee prime contact at shipping location.
     h.  Billing address and billing contact.
     i. Required Lessor services such as standard handling, installation, maintenance, training and engineering costs (if applicable), and their respective charges.

     Lessor will acknowledge acceptance or rejection of orders within fifteen
(15) days after receipt of the order at Lessor's principal place of business, Sunrise, Florida. Once accepted, the order is noncancelable. If Lessor proposes a delivery schedule different from the schedule requested by Lessee, Lessee must notify Lessor of its rejection of such alternate delivery schedule within fifteen (15) days after mailing of such notification by Lessor, or the Lessor acknowledged shipping date shall be deemed to be accepted by Lessee.

IV.  Commencement and Term of Order
     ------------------------------

     An Order for an individual unit of Equipment or Software shall be binding from the date it is accepted by Lessor. Commencement of term and monthly rental as to each unit of Equipment and Software shall commence fifteen (15) days after the deployment of CRC's Wide Area Network, the

Lessee, an AT&T , whichever first occurs (the "Commencement Date"). Monthly rental for a diagnostic controller applicable, shall commence thirty (30) days following the Deployment Date by Lessor. The lease term shall continue for the number of full months set forth on the Order, commencing on the first day of the month following the Commencement Date.

     Network deployment shall mean that Lessors Equipment which is deployed at the available sites set forth on the deployment schedule agreed to by the parties and attached hereto as Exhibit 4 is operational. Operational shall mean that the Lessor supplied Equipment is functioning in accordance with the parameters set forth in Exhibit 3 notwithstanding the operational capability or lack thereof of any other equipment or services provided by any other party relating thereto or in connection therewith.

     Lessee agrees to complete a Certificate of Acceptance for each unit of Equipment and Software shipped under this Agreement. Such Certificate of Acceptance shall be forwarded to Lessor within seven days of the Commencement Date set forth above and shall indicate that: (i) Lessee has fully inspected the Equipment and Software; (ii) Lessee has acknowledged that the Equipment and Software is in good condition and repair; and, (iii) Lessee agrees that the Equipment and Software meets their respective Lessor published specifications. Failure of Lessee to provide a Certificate of Acceptance shall not affect any Lessee obligations set forth in this Agreement, including but not limited to payment.

     The Order may be renewed for an extended term in accordance with Lessor's policies in effect at time of the Order's expiration. Either party must notify the other in writing at least sixty (60) days prior to expiration of the lease term of its decision to either renew the Order or terminate any or all of the Equipment and Software leased thereunder. Without such notice, the Order shall continue at the same rate and under the same conditions until such sixty (60) day notice is given by either party.

     Notwithstanding that the lease contemplates the lease term set forth on the face of the Order, it is agreed that if Lessee is a governmental entity and is fiscally funded, continuance of the Order for said term is dependent upon the annual legislative approval of funding. Lessee agrees to utilize its best efforts to assure funding for the continuance of the Order; however, if fiscal funding is denied, the Lessee may terminate the lease by providing Lessor with written notice as outlined in this provision.

V.   Return of Equipment and Software
     --------------------------------

     Upon termination by expiration or otherwise of each Order, Lessee shall, at Lessee's expense, disconnect the Equipment or de-install the Software and allow Lessor to enter Lessee's premises to pack and ship the Equipment and Software. Such Equipment and Software returned to Lessor shall be in the same condition as delivered by Lessor, reasonable wear and tear excepted and capable of meeting all recertification requirements. If Lessor is not allowed to remove the Equipment and Software as noted within two (2) weeks after the effective date of Lessee's notice of termination, such termination shall be void, and the lease shall continue in full force and effect until new notice is given followed by removal of Equipment and Software in accordance with this paragraph.

VI.  Payment
     -------

     The Equipment and Software is to be leased for the term set forth on the Order and is non-cancelable. Lessee shall pay to Lessor, the monthly rate set forth on the Order during each month of the term of such Order. Lessors initial
                                                                 ---------------
payment due hereunder shall be paid on the fifteenth (15th) day following the
-----------------------------------------------------------------------------
Commencement Date.  The remainder of the rental payments for the lease term
---------------------------------------------------------------------------
shall be due and payable on the first day of each calendar month thereafter.
---------------------------------------------------------------------------
The Equipment furnished hereunder may be new, remanufactured or contain used components at Lessor's option. If the Commencement Date of each unit of Equipment leased hereunder is other than the first day of each month, the first payment due hereunder shall be equal to one thirtieth of the monthly rate set forth on the Order for each day from and including the Commencement Date through and including the last day of the month prior to the beginning of the term and the monthly rate for the full initial month. Lessor reserves the right to impose a late payment charge of one and one-half percent (1-1/2%) per month, but not in excess of the lawful maximum, on any past due balance in the event Lessee shall fail to pay any charges within fifteen (15) days after same are due, and Lessee agrees to pay same. If such rate exceeds the amount authorized by law in the jurisdiction in which the Equipment or Software is located, interest shall be computed at the maximum legal rate at that location. Payments shall be made to the Lessor address stated on each invoice. Charges for Lessor services (such as standard handling, installation, engineering costs (if applicable) and training) shall also be at the prevailing rates at time of order. Any applicable taxes will be invoiced.

VII. Assignment
     ----------

     Without Lessor's prior written consent, Lessee shall not (a) assign, transfer, pledge, hypothecate, or otherwise dispose of all or any part of Lessee's right, title or interest in and to this Agreement, any Order, the Equipment or Software, or (b) sublet or lend the Equipment or Software or permit it to be used by anyone other than Lessee or Lessee's employees. Lessor may sell or assign or grant a security interest or participation in all or any part of Lessor's right, title or interest in and to this Agreement, any Order and the Equipment or Software without notice to Lessee, and Lessor's assignee or secured party may then re-assign such interest without notice to Lessee. Lessee agrees that any such assignment or re-assignment shall not change Lessee's or Lessors
                                                                    ----------
duties or obligations under this Agreement or any Order and Lessee hereby consents to any such assignment or re-assignment. Each such assignee and/or secured party shall have all the rights but none of the obligations of Lessor under such Order unless Lessee is otherwise notified by Lessor. Lessee shall recognize such assignments and/or security agreements and agrees that upon notice of such assignment it shall pay directly to assignee (unless otherwise directed by assignee) without abatement, deduction or setoff all amounts which become due hereunder and further agrees that it will not assert against assignee any defense, counterclaim or setoff for any reason whatsoever in any action for lease payments or possession brought by assignee. Upon such assignment and except as may otherwise be provided therein, all references in this Agreement to Lessor shall include Assignee.

VIII. Net Lease
      ---------

     Lessee and Lessor acknowledge and agree that each Order constitutes a net lease with all costs, expenses and liability associated with the Equipment or Software or its Order to be borne by Lessee unless expressly agreed to the contrary in writing by Lessor. Subject to Lessee's right to terminate hereunder, in the event an assignment of this lease by the Lessor, the Lessee's obligations to pay all monthly rates and any and all amounts payable by Lessee under any Order shall be to the assignee, absolute and unconditional and shall not be subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever and that such payments shall by and continue to be payable in all events.

IX.  Representations and Warranties of Lessee
     ----------------------------------------

     Lessee hereby represents, warrants and covenants that, with respect to this Agreement and each Order executed hereunder

     a. The execution, delivery and performance thereof by the Lessee have been duly authorized by all necessary corporate action.

     b.  The individual executing such was duly authorized to do so.

     c. This Agreement and each Order constitute legal, valid and binding agreements of the Lessee enforceable in accordance with their respective terms.

     d. The Equipment and Software is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

     e. Lessee shall furnish, upon request by Lessor, audited financial statements for the most recent period.

X.   Title and Location
     ------------------

     Nothing contained in any Order shall give or convey to Lessee any right, title or interest in or to the Equipment or Software, except as a Lessee as set forth therein and Lessee represents and agrees that Lessee shall hold the Equipment and Software subject and subordinate to the rights of Lessor, and Lessee shall furnish Lessor with such documentation as Lessor shall reasonably require with respect thereto.

     Lessor is hereby authorized by Lessee, at Lessee's expense, to cause this Agreement, any Order, or any statement or other instrument in respect of any Order as may be required or permitted by law showing the interest of Lessor, in the Equipment or Software to be filed and Lessee appoints Lessor as its attorney-in-fact to execute and file on behalf of Lessee, at Lessee's expense, any UCC financing statements and amendments Lessor deems advisable to secure the interests of Lessor. Without limiting the foregoing, Lessee shall execute one or more financing statements, in form and substance satisfactory to Lessor, covering all Equipment or Software leased to Lessee pursuant to this Agreement. The parties have agreed that a photographic copy or other reproduction of this Agreement, either together with or in lieu of an appropriate form under the UCC, is sufficient as a financing statement for purposes of filing and perfection under the UCC. Any filing of such financing statements or any public recordation of this Agreement is intended by the parties solely to protect the interest to Lessor and Lessee, and no such filing or recordation shall in any manner imply or be construed as implying that the relationship of Lessor to Lessee with respect to this Agreement or to the Equipment or Software is anything other than that of a personal property Lessor to a personal property Lessee.

     Lessee shall request Lessors consent, in writing, at least fifteen (15) days before Lessee intends to move any of the Equipment or Software from its original "ship to" location. Lessors response to such request shall be in writing and shall not be unreasonably withheld. Lessee agrees to provide Lessor with fifteen (15) days written notice of its intention to change its name or corporate identity or structure, by merger, consolidation, reorganization or otherwise. In the event Lessee fails to comply with this paragraph or the preceding paragraph, Lessee agrees to indemnify Lessor for any losses or damages Lessor incurs thereby.

     Lessee shall, at its expense, protect and defend Lessors title against all persons claiming against or through Lessee and shall at all times keep the Equipment or Software free and clear from any legal process, liens or encumbrances whatsoever (except any placed thereon by Lessor or person or entity
                                                             -------------------
claiming through Lessor) and shall give Lessor immediate written notice thereof
-----------------------
and shall indemnify and hold Lessor harmless from and against any loss caused thereby.

XI.  Lessor's Ownership Rights
     -------------------------

     The Equipment and Software shall at all times remain the property of Lessor. Lessee covenants and agrees that, upon the request of Lessor, it shall cause the Equipment and Software to remain labeled as a Lessor unit of Equipment or Software. Lessee shall replace any such stenciling, tag or plate which may be removed or destroyed or become illegible. Lessee shall keep all Equipment and Software free from any marking or labeling which might be interpreted as a claim of ownership thereof by Lessee or might be interpreted as a claim or anyone so claiming through Lessor.

XII. Binding Nature
     --------------

     Each Order shall be binding upon and shall inure to the benefit of Lessor, Lessee and their respective successors, legal representatives and assigns.

XIII. Installation
      ------------

     Lessor is to install Equipment or Software, Lessee shall, in addition to
                                                               --------------
being liable for Lessors installation rates in effect at time of order, have the
----------------------------------------------------------------------
site prepared prior to the beginning of the installation period at Lessee's
                                                                -----------
expense.  Installation will be scheduled Monday through Friday (excluding Lessor
-------
holidays), 8:00 a.m. to 6:00 p.m., local time. "After Hours" installation is available and if requested by Lessee, Lessor will respond with a quotation for such installation. Lessee shall provide timely computer programming support, if required, during installation at no charge to Lessor. Preparation shall be in accordance with Lessors installation site preparation specifications. Lessor shall install the Diagnostic Controller (if applicable).

XIV. Warranty and Remedy
     -------------------

     Lessor warrants all Equipment obtained hereunder to be free from defects in material and workmanship in normal service and under normal conditions for one
(1) year from date of the initial invoice, and further, that the Equipment obtained under the initial order hereunder is fit for the purposes described in the Data Network Description attached hereto as Exhibit 3 and conforms to the standard specifications at the time of the Order. THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES EXPRESSED, IMPLIED, OR STATUTORY, INCLUDING WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THIS WARRANTY IS VOID AS TO EQUIPMENT AND SOFTWARE LOCATED OUTSIDE OF THE UNITED STATES OF AMERICA.

     Should a unit of Equipment, which is not subject to an effective Lessor
                                 -------------------------------------------
maintenance agreement fail in normal service and under normal conditions through
---------------------
no fault of the Lessee during the warranty period, Lessee shall return the failed unit at Lessor's expense to Lessor's point of origin facility. Lessor shall either repair the unit at the factory or furnish a used, refurbished replacement unit for the Lessee. No charges will be made for repair or replacement. Lessee shall connect and adjust the unit in accordance with accompanying instructions. Each repaired or replacement unit of equipment is warranted (as set forth above) for sixty (60) days from the date of shipment of such repaired unit, or the remaining portion of the original Equipment's warranty, whichever is longer. Lessee agrees to pay Lessor's then standard time and material charges for repairs made outside of those covered by the Warranty. For any nonconformance of the Software (if applicable) to its specification which affects performance and is reported to Lessor by Lessee, in writing, during the initial ninety (90) days following deployment, Lessor shall provide an analysis of the problem and workable solution. For Software nonconformances
                                                   ----------------------------
which are recorded in writing to Lessor by Lessee subsequent to the
-------------------------------------------------------------------
aforementioned ninety (90) day Software warranty period, Lessee agrees to pay
-------------------------------------------------------
Lessors then current Software charges for analysis and efforts to obtain workable solutions provided outside of those covered by the Warranty. Lessee agrees that it will in no event, alter, modify, repair, disassemble, or adjust the Equipment or Software obtained hereby, except in accordance with Lessor instructions. Lessor's obligations hereunder are contingent upon proper storage, installation, use and maintenance and are limited to: (1) repair, or at its option, replacement (as described herein above) of any parts or Equipment when the parties agree that the Equipment does not conform to the Warranty; (2) analyzing and providing a workable solution to Software problems when Lessor determines that the nonconformance significantly affects performance in accordance with standard specifications and the specifications required pursuant to Exhibit A; (3) termination of the lease and if the remedy provided for herein has failed of its essential purpose, recovery of such damages as provided for herein by the Lessee. Maintenance of Software, as used herein, is the implementation by Lessee of Software revisions provided by Lessor. Revisions consist of improvements of specified programs. THE FOREGOING CONSTITUTES LESSEE'S SOLE

AND EXCLUSIVE REMEDY AND IS IN LIEU OF ANY AND ALL OTHER REMEDIES WHICH MAY BE AVAILABLE TO LESSEE.

XV.  Care, Use and Maintenance
     -------------------------

     Lessee shall, at its sole expense, at all times during the term of each Order, maintain the Equipment and Software in good operating order, repair, condition and appearance and protect the Equipment and Software from deterioration, other than normal wear and tear. Lessee shall not use the equipment or Software for any purpose other than that for which it was designed. Lessee shall, at its sole expense, enter into and maintain in force, for the term of each Order, a maintenance agreement.

XVI. Software License
     ----------------

     a. Lessor hereby grants to Lessee a revocable, nonexclusive license to uses copy of the Software in object code form, and only on a singly designated processing unit for Lessee's own internal use, except that Lessee may execute the Software on another processing unit on a temporary basis during a malfunction which prevents execution of the Software on the existing processing unit. Lessee agrees not to copy Software in whole or in part without the written consent of Lessor except Lessee may maintain an archival copy of the Software for back-up purposes. Lessee agrees to reproduce any copyright and/or confidentiality notices on any copy of the Software or any portion thereof made by Lessee. Additional copies of Software required by Lessee for its use must be licensed from Lessor.

     b. Lessee agrees to maintain complete and accurate records which identify the type and location of the Software. Within thirty (30) days after receiving a request from Lessor, Lessee shall provide copies of the applicable records to Lessor.

     c. Lessor warrants the Software obtained hereunder shall conform to its standard specifications and to the specifications required according to Exhibit 3 at the time that it is received by Lessee.

     d. Title to the Software shall not pass to Lessee. This license may not be assigned, sublicensed, or otherwise transferred by Lessee, except that Lessee may transfer the license to a transferee and such transferee will have the sole benefit of the Software as transferred from Lessee provided that Lessee gives Lessor prior written notice of such transfer and transferee agrees in writing to be bound under this license to the same degree as Lessee.

     e. The term of an individual units license shall be from the date of Lessor's acceptance of an individual Order for Software until expiration of the term set forth on the face of the individual Order or upon any default of Lessee of any term, covenant or obligation under this Agreement. This license may be renewed for additional one (1) or multiple year terms provided both parties agree to such renewal in writing at least sixty (60) days prior to the expiration of the initial term or renewal term. Such renewal shall be in accordance with Lessor's standard pricing policies in effect at time of renewal. Lessee agrees that upon termination or expiration of term of individual Orders placed under license, Lessee will discontinue use of the Software and shall certify in writing within three (3) days of termination of this license that the Software and all copies thereof have been returned to Lessor or destroyed.

     f.  If Lessee exercises the purchase conversion (set forth in Article
         -----------------------------------------------------------------
XXXVII below) the Software license granted to Lessee herein shall remain in
---------------------------------------------------------------------------
effect pursuant to the terms and conditions set forth herein.
------------------------------------------------------------

     g. Lessee acknowledges that the Software supplied by Lessor constitutes Lessors trade secrets and agrees to treat all Software as confidential and proprietary.

     h. Lessee shall not, without prior written permission of Lessor, transfer, disclose or otherwise provide the programs to any person outside of Lessee's organization.

     i. Lessee shall not, without prior written permission of Lessor, modify, reverse assemble or reverse compile any of the Software.

     j. Lessee agrees that it shall thoroughly safeguard the confidentiality of the Software supplied by Lessor, and in no event shall it be to a lesser extent that Lessee safeguards its own proprietary information. Lessee agrees that access to such Software will be given only to employees who require access in the course of Lessee's business and such employees will be informed of the confidential nature thereof and will be required to observe provisions of confidence as set forth herein.

XVII. Software
      --------

     Lessor has no responsibility as to the unauthorized or improper, misuse or
     --------------------------------------------------------------------------
misapplication of the Software.  Lessee assumes full responsibility for data
------------------------------
entry, data maintenance and the functional adequacy of the Software in meeting Lessee's requirements except as provided herein, where the Software does not conform to the specifications required by Exhibit 3.

XVIII. Taxes and Fees
       --------------

     Lessee covenants and agrees to pay when due or reimburse and indemnify and hold Lessor harmless from and against all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties not arising from negligence on the part of Lessor) now or hereafter imposed or assessed against Lessor, Lessee or the Equipment or Software by any Federal, state, county or local governmental authority upon or with respect to the Equipment or Software or upon the ordering, ownership, delivery, teasing, possession, use, operation, return or other disposition thereof or upon the rents, receipts or earnings arising therefrom or upon or with respect to any Order (excepting only Federal, state and local taxes based on or measured by the net income of Lessor). If Lessee warrants that the Order shall be exempt from sales tax, it is Lessee's responsibility to provide Lessor with valid sales tax exemption certificates within thirty (30) days of date Order is placed.

Notwithstanding the foregoing, unless otherwise specified in the Order, Lessor shall be responsible for the filing of all personal property tax returns in respect to the Equipment or Software and shall pay all taxes indicated thereon. Lessee shall reimburse Lessor for all such taxes within thirty (30) days of receipt of Lessor's invoice therefor. The final invoice for personal property taxes with respect to the lease term may be issued subsequent to the expiration of the term due to the nature and timing of notification by the state or local governmental authority.

XIX. Purchase Orders
     ---------------

     If a Purchase Order is required for payment, Lessee agrees to provide the applicable Purchase Order Number(s) to Lessor. If no Purchase Order is required for payment, Lessee guarantees that payment will not be delayed.

XX.  Force Majeure
     -------------

     Neither party shall be considered in default in performance of such obligations is prevented or delayed by acts of God or government, labor disputes, failure or delay of transportation, or by vendors of subcontractors, or any other similar cause or causes beyond the reasonable control of the other party. Time of performance of either parties obligations hereunder shall be extended by the time period reasonably necessary to overcome the effects of such force majeure occurrences.

XXI. Patent Indemnity
     ----------------

     Lessor will defend, at as own expense, any action brought against Lessor's Lessee to the extent that it is based upon a claim that Lessor provided Equipment or Software, infringes any patent, trade secret or copyright and Lessor will pay costs and monetary damages finally awarded against Lessor's Lessee in any such actions which are attributable to such claim.

     Such defense and liability is conditioned on and limited by: (a) Lessor being notified promptly in writing by Lessee of any such action; (b) Lessor having sole control of the defense and all negotiations for settlement of such action: Lessee providing all available information, assistance and authority to enable Lessor to defend, negotiate and settle such action.

     Should such Equipment or Software become, or in Lessors opinion be likely to become, the subject to a claim of infringement or the use thereof become restricted by a final non-appealable Court awarded injunction, the Lessee shall permit Lessor, at Lessor's option and expense, the right to either: (a) procure for the Lessee the right to continue using such Equipment or Software; (b) replace or modify such Equipment or Software so it is free from infringement or injunction provided that the same function is performed by the replacement or modified Equipment or Software. In the event that Lessor does not provide the remedial action described in (a) or (b), then Lessor may recover such Equipment or Software from the Lessee in which case, the only rights and liabilities between Lessor and Lessee are that: (i) the lease shall be void as to the Equipment or Software on the date of recovery; and (ii) Lessor has the right to collect lease payments, if any, due from the Lessee for the Lessee's possession of such Equipment or Software up through the date of Lessors recovery thereof or the date on which Lesee's use of such Equipment or Software is enjoined by a court of competent jurisdiction whichever is earlier.

     Lessor shall have no liability to the Lessee under any provision of this clause with respect to any claim or infringement which is based upon:

     a. Equipment or Software based on specifications furnished by the Lessee, or

     b. the combination or utilization of Equipment or Software furnished hereunder with Equipment or Software not provided by Lessor in accordance with
Exhibit 3, or

     c.  an unauthorized modification by the Lessee of Equipment or Software
         ---------------
furnished hereunder which affects the infringement.

     The foregoing expresses the entire liability of Lessor for patent or copyright infringement by Lessor Equipment or Software to Lessee.

XXII. Default
      -------

     With the exception of a Default in the initial payment, which shall constitute an immediate breach, failure of Lessee to make payments or to perform any other condition of this Agreement or any Exhibit hereto, which shall
                            --------------------------------------------
continue for a period of fifteen (15) business days following written notice
----------------------------------------------------------------------------
thereof shall constitute breach of the affected Order(s) placed hereunder. The failure by Lessee, within sixty (60) days after the commencement of any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, regulation, to obtain the dismissal of such proceeding or, within sixty (60) days after the appointment, without the consent or acquiescence of Lessee, of any trustee, receiver or liquidation of Lessee or of all or any substantial part of the properties of Lessee to vacate such appointment shall constitute a breach of all Orders placed hereunder. In case of breach, Lessor may cancel the defaulted Order(s) declare the entire amount of the unpaid commitment and any other charges immediately due and payable and use all available remedies to take possession and remove Equipment and Software with all costs, including attorney's fees, to be borne by Lessee. Lessor's right to recover possession of the Equipment and Software is in addition to all available remedies at law or in equity.

XXIII. Severability
       ------------

     If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, provided such provision still expresses the intent of the parties. If the intent of the parties cannot be preserved, the Agreement shall either be renegotiated or rendered null and void.

XXIV. Limitation of Liability
      -----------------------

     LESSOR SHALL NOT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS OR REVENUE, LOSS OR USE OF THE EQUIPMENT OR SOFTWARE OR ANY ASSOCIATED EQUIPMENT OF SOFTWARE OR COST OF SUBSTITUTED FACILITIES, EQUIPMENT, SOFTWARE OR SERVICES WHICH ARISE OUT OF PERFORMANCE OR FAILURE TO PERFORM ANY OBLIGATION CONTAINED WITHIN THIS AGREEMENT, OR OUT OF NEGLIGENCE IN THE COURSE OF SUCH PERFORMANCE, WHETHER THE CLAIM FOR DAMAGES IS BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE.

     Except for claims for personal injury or for damage to real or tangible personal property to the extent caused by Lessors fault or negligence, Lessors maximum liability to Lessee for any claim for damages relating to Lessors performance or nonperformance under this Agreement shall be limited to the lesser of the amount of payments for Equipment and Software received by Lessor at the time the cause of action accrued or $500,000.

XXV. Governing Law; Forum
     --------------------

     This Agreement shall be governed and construed in accordance with the laws of the State of Florida. The parties hereby consent and submit to the exclusive jurisdiction of the appropriate state or federal court serving Broward County, Florida, as to any dispute or controversy arising either directly or indirectly, under or in connection with this Agreement.

XXVI. Waiver
      ------

     No waiver by either party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay, course of dealing or omission on the part of either party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by either party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

XXVII. Insurance
       ---------

     Lessee shall, at its own expense, and at all times during the term of an individual Order keep the Equipment and Software insured against all risks of loss or damage from every cause whatsoever for not less than the then current purchase price of the Equipment or Software, provided that the amount of such insurance shall be sufficient so that neither Lessor nor Lessee shall be considered a co-insurer. Lessee shall also carry public liability insurance covering both personal injury and property damage caused by the Equipment or Software. All such policies of insurance shall name Lessor as loss payee or additional insured as the case may be. Lessee shall deliver to Lessor a copy of such Certificates of Insurance. Each insurer shall agree by endorsement upon each policy issued by it or by independent instrument furnished with such policy to Lessor, that it shall give Lessor no less than thirty (30) days written notice before any such policy shall be materially altered or canceled Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss or damage under any such policies of insurance

XXVIII. Risk of Loss
        ------------

     Lessee shall bear the entire risk of loss, theft, damage or destruction of the Equipment and Software from any cause whatsoever (except Lessors negligence) from the time shipment is received by Lessee until return shipment is received in Sunrise, Florida by Lessor.

XXIX. Government Obligations
      ----------------------

     Lessee warrants that it is, and will remain, in compliance with all export requirements, including, but not limited to, the requirements of the Export Administration Act and regulations, the Arms Export Control Act and regulations, and any orders and licenses issued thereunder. Such requirements include, but are not limited to, obtaining all proper authorizations or licenses from the Department of Commerce or the Department of State for the export or re-export of any item, product, article, commodity or technical data. Lessee additionally warrants that it has not been, and is not currently, debarred or suspended from or otherwise prohibited or impaired from exporting, re-exporting, receiving, purchasing, procuring, or otherwise obtaining any item, product, article, commodity, or technical data regulated by any agency of the government of the United States. Lessee agrees to indemnify Lessor and hold Lessor harmless from any costs, penalties, or other losses caused by, or related to, any violation of the warranties contained in this contract.

XXX. Intention of Parties
     --------------------

     It is the intention of Lessor and the Lessee that any lease Orders placed under this Agreement will be characterized as "true leases" and not "financing leases" or "leases intended for security".

XXXI. Custom Systems
      --------------

     Supplements to this Agreement, which include any specially-configured systems are non-cancelable. Once acknowledged, any changes in supplements which include specially-configured systems will result in a minimum reconfiguration charge by Lessor to Lessee of at least Five Hundred Dollars ($500).

XXXII. Compliance with Laws
       --------------------

     Lessee shall comply with all applicable laws, ordinances, rules and regulations and Lessee shall obtain any and all permits, licenses, authorizations and/or certificates that may be required in any jurisdiction or by any regulatory or administrative agency in connection with the use and/or operation of the Equipment or Software.

XXXIII. Quiet Enjoyment
        ---------------

     Lessor hereby agrees and covenants, so long as no default has occurred and is continuing, that Lessee shall have, hold and quietly enjoy, subject to this Agreement, the Equipment and every unit and part thereof during the term of this Agreement.

XXXIV. Certificate of Deposit
       ----------------------

     As a condition precedent to Lessors obligations, including but not limited to the acceptance of an Order hereunder, and as partial security for Lessee's payment obligations hereunder, Lessee agrees to provide Lessor with a Certificate of Deposit which shall be held in an escrow account pursuant to an escrow agreement between the parties hereto. Certain of the agreed upon material terms of the proposed escrow agreement are set forth on Exhibit One, attached hereto.

XXXV. Warrants in Stock
      -----------------

     As a further condition precedent to shipment of any product hereunder Lessee and Lessor shall enter into an agreement pursuant to which Lessor shall receive Warrants in Lessee's company stock. Certain of the agreed upon material terms of such agreement are set forth on Exhibit Two, attached hereto.

XXXVI. Leased Equipment Upgrade
       ------------------------

     Throughout the lease term of items of Equipment leased under this Agreement, Lessee shall have the right to terminate the lease of individual units of Equipment leased hereunder for the sole purpose of replacing such Equipment with other Lessor Equipment. Such terminations can be made only if ALL of the following conditions are met:

     A. The units of Equipment being terminated must have been on lease for at least fifty percent (50%) of their original lease term; and,

     B. The units of Equipment being terminated must have an original lease term of twenty-four (24) months or longer; and,

     C. Lessee shall provide at least sixty (60) days prior written notice to Lessor to exercise this option; and,

     D. The replacement Equipment must be leased for the same initial term as the Equipment which is being replaced; and,

     E. Replacement Equipment must be of equal or greater functionality and of equivalent or greater Capital Value; and,

     F. The total monthly lease and maintenance payments for the replacement Equipment must be at least seventy percent (70%) of the total monthly lease and
                           ----------------------------
maintenance payments for the Equipment being terminated; and,

     G. For all Equipment being terminated, all Amounts due and payable under the lease, including monthly lease payments to the date of termination, and any taxes, charges and fees which arise on or before the date of termination must be paid in full; and,

     H. If maintenance was taken on Equipment being terminated, maintenance must be taken on replacement Equipment; and,

     I. De-installation and installation by Lessor will be at standard Hourly Labor rates, unless specified otherwise by contract; and,

     J. The order must indicate it is an upgrade and must include all serial numbers of Equipment to be terminated.

XXXVII.  Purchase Conversion
         -------------------

     Lessee shall at all times during the term of a lease order issued pursuant to this Agreement have an option to purchase the Equipment leased hereunder by paying Lessor the purchase conversion price. The purchase conversion price shall be an amount equal to the unit purchase price set forth on the face of the Lessor's Order Form or Lessee's Order form, reduced by fifty percent (50%) of all lease payments paid applicable to the unit which is being converted to purchase. However, in no event shall the purchase conversion price be less than twenty percent (20%) of the unit purchase price set forth on the face of the Lessors Order Form or Lessee's Order Form or the remaining lease obligation. Exercise of this option shall in no way relieve Lessee for lease payments due up to the date of conversion, but not yet paid, on the unit which is being converted to purchase.

     In addition, Lessee shall have an option, upon expiration of the initial
     ------------------------------------------------------------------------
lease term, to Purchase the Equipment leased hereunder by paying Lessor the
---------------------------------------------------------------------------
purchase conversion price.  The Purchase conversion price shall be twenty
-------------------------------------------------------------------------
percent (20%) of the unit purchase price set forth on the face of the Lessors
-----------------------------------------------------------------------------
Order Form or Lessee's Order form.  Exercise of this option shall in no way
---------------------------------------------------------------------------
relieve Lessee for lease payments due up to the date of conversion, but not yet
-------------------------------------------------------------------------------
paid on the unit which is being converted to purchase.
-----------------------------------------------------

XXXVIII. Board of Directors
         ------------------

     As a condition precedent to Lessor's obligation to accept an order and/or ship equipment or software hereunder, the parties have agreed that they shall have executed a side letter pursuant to which Lessor shall have the option of a seat on the Lessee's board of directors.

XXXIX. Further Assurances
       ------------------

     As a condition to Lessor's performance hereunder or any Order placed pursuant hereto, Lessee agrees that it shall furnish such financial reporting documents to Lessor on a quarterly basis, such financial reports shall include but not limited to audited financial statements and certificates of acceptance.

XL.  Notices
     -------

     Any notices or communications given or required under this Agreement shall
     --------------------------------------------------------------------------
be sufficiently given if delivered personally in writing, or sent by telex or
-----------------------------------------------------------------------------
facsimile, federal express, registered or certified mail, postage prepaid, to
-----------------------------------------------------------------------------
the other party at the following address:
----------------------------------------

     TO:  Racal-Datacom, Inc.
          P.O. Box 407044
          Ft. Lauderdale, Florida 33340
          Attn:  Sr. Vice President and General Counsel


     TO:  Concentric Research Corporation
          400 Forty-First Street
          Bay City, Michigan 48708
          Attn:  President

     With a copy to:
          Susan Cook, Esq.
          Lambert, Leser, Cook, Schmidt & Giunta, P.C.
          309 Davidson Building, P.O. Box 835
          Bay City, Michigan 48707

     Such notice or other communications shall be deemed received (a) on the
     -----------------------------------------------------------------------
date delivered, if delivered personally; or (b) upon receipt, if sent by telex
------------------------------------------------------------------------------
or facsimile federal express or (c) three (3) business days after being sent, if
--------------------------------------------------------------------------------
sent registered or certified mail.
---------------------------------

XLI.  Maintenance Agreement
      ---------------------

     As a condition precedent to Lessor's and Lessee's obligation to accept an order and/or ship product hereunder, the parties shall have executed and delivered a maintenance agreement which provides for the first year of its term, free maintenance between them respecting equipment and software purchased hereunder.

XLII.  Entire Agreement
       ----------------

     The terms and conditions contained in this Agreement and the referenced
                                                                  ----------
Exhibits which are hereby incorporated herein shall be applicable to all Orders
---------------------------------------------
placed on Lessor by Lessee during the effectiveness of this Agreement whether referenced or not on such Orders. Additional or different terms contained in Lessee's purchase orders shall not be applicable to such Orders unless expressly agreed to in writing by Lessors authorized representative. This Agreement, including all Orders accepted hereunder, expresses the entire understanding and agreement of the parties with reference to the subject matter hereof, and is a complete and exclusive statement of the terms of this Agreement, and no representations or agreements modifying or supplementing the terms of this Agreement shall be valid unless in writing, signed by persons authorized to sign agreements on behalf of both parties.


     IN WITNESS WHEREOF, this Agreement was entered into as of the day and year first written above.


ACCEPTED:  CONCENTRIC RESEARCH CORP.     ACCEPTED:  RACAL-DATACOM. INC.
           -------------------------                --------------------------

LESSEE:  /s/ Mark Collins-Rector         LESSOR  /s/ Scott A. Thomas
         ---------------------------             -----------------------------

BY:  Mark Collins-Rector                 BY:  Scott A. Thomas
     -------------------------------          --------------------------------

TITLE:  CEO                              TITLE:  District Sales Manager
        ----------------------------             -----------------------------

DATE:  8/4/94                            DATE:  8/4/94
       -----------------------------            ------------------------------

                                  EXHIBIT ONE

                    CERTIFICATE OF DEPOSIT/LETTER OF CREDIT


     A Certificate of Deposit shall be: (i) provided by a mutually agreed upon third party at least ten (10) days order to the initial shipment hereunder, (ii)
               -----------------------------------------------------------
in an amount of $500,000 or 12.5% of the initial Order placed hereunder, whichever is less (iii) placed in escrow pursuant to an escrow agreement to be negotiated between the parties. Lessee may replace the security at any time with a Certificate of Deposit or Letter of Credit issued by Lessee in a form
                                                                   ---------
acceptable to Lessor.  The Certificate of Deposit may be released or replaced by
--------------------                              ------------------------------
Lessee when all of the following conditions am obtained by Lessee and
---------------------------------------------------------------------
satisfactorily demonstrated to Lessor:
-------------------------------------

     a.  Lessee's net worth exceeds $3,155,000; and
         ------------------------------------------

     b.  current ratio exceeding 2:1' and
         --------------------------------

     c.  no defaults or violations of loan covenants exist on outstanding debts
         ----------------------------------------------------------------------
of Lessee; and
--------------

     d.   Lessor has been paid on all balances owed to Lessor.
          ---------------------------------------------------

                                  EXHIBIT TWO

                               WARRANTS IN STOCK


     Warrants issued to Lessor for the initial order hereunder shall equal ten
                                                                     -----
percent (10%) of the Equipment Gross Lease Value.  The option price of the
                                                   -----------------------
Warrants issued shall be $1.00 per share. Lessor agrees to exercise said
------------------------
warrants at any time, or from time to time as it may in its sole discretion
---------------------------------------------------------------------------
decide, within forty-eight (48) months from date of issue; after said forty-
-------------------------------                                       -----
eight (48) months, said warrants shall expire.
----------

     The parties agree to enter into a mutually agreeable Warrants Agreement
         -------------------------------------------------------------------
prior to shipment of any Equipment hereunder.
--------------------------------------------

                                   EXHIBIT 3

                            DATA NETWORK DESCRIPTION

     The communication system engineered by R-D is designed to provide Customer consumers with asynchronous dial-in connectivity to Customer supported applications and access gateways.

     The communication system as designed, provides consumer access to Customer remote data services through the interconnection of telco circuits provisioned by or through either a Wide Area Network provider (e.g. AT&T and/ or Racal, whichever provides such service) or a local exchange carrier (i.e., Ameritech) hereinafter referred to as the WAN provider.

     The WAN provider will aggregate the inbound calls and provide a total of 24 calls per T-1 connection. The R-D ASET-1 product has been designed to support incoming calls from asynchronous dial-up users at speeds ranging from 300 to 14,400 bps on an aggregate T-1 circuit supplied by the WAN provider. While the ASET-1 product was designed primarily to support aggregate incoming point of sale transactions, outbound calls can also be initiated through the terminal server connected to the ASET-1 chassis at the current supported speeds.

     The Customer consumer (herein dial-in user) will initiate a call through their modem to the R-D ASET-1 product (or functionally equivalent) which will establish a call path to an interconnected terminal server. The Terminal Server will establish a session via IR. The IP traffic will be muted through the AT&T Interspan (Frame Relay Network) by a router to Customers data center.

     The WAN providers network infrastructure will transport the user traffic to the R-D T1 CSU and central site routers (located in the Customer data center) where it will route the IP traffic onto the Customer local area network (LAN) for communication to the Customer host(s).

     The R-D Equipment will provide outbound IP connectivity from the Customer host(s) to the other data centers (hosts such as SBSs information providers, corporate data centers, etc.) connected to the WAN providers network using R-D provided Equipment.

                                  Performance

     The level of service provided by the WAN providers network (i.e., Frame Relay network) will vary and is contingent upon such things to include (but not limited to) actual system use/load, level of usage, and the bandwidth or committed information rate (CIR) purchased by Customer. Network response times may by adversely affected if insufficient bandwidth is purchased or network usage exceeds application operational thresholds.

     R-D, working in concert and in cooperation with the WAN Provider and Customer, will jointly determine the cause of problems which adversely affect the network, utilization levels must be monitored on a regular basis by Customer staff and the WAN Provider. R-D will monitor the network performance throughout the course of the installation process and will suggest and advise Customer as to the need for remedial action necessary to maintain peak performance.

     The level of service (performance) as perceived by the network users will depend upon many factors, some of those factors are listed below:

     1. The bit rate of the network user's dial-up connection will directly affect the data transfer rate. A faster connection will naturally allow a greater amount of data to be transported in a shorter period of time. R-D will make every effort to ensure that its' Equipment is able to connect to the network users at the fastest rate possible based upon equipment readily available to network users in the commercial marketplace and that such equipment will meet generally agree upon standards of speed/operation (such as CCITT specifications).

     2. The use of error correcting modems such as MNP, V.42 bis, V-fast protocols and speed will improve the level of service provided to the network user by detecting telephone line induced errors and retransmitting the network users' data. Error correction functionality may introduce some delay when errors are detected which result in the retransmission of data. R-D's Equipment will conform to generally accepted levels of service as demonstrated by competitive modems accomplishing the same task.

     3. High network utilization of a particular network access point or point of presence POP) may affect the level of service perceived by the network users. The speed of the link in to the WAN provider's network must offer sufficient capacity to provide consistent and adequate response times.

     4. Network users connecting via SLIP or PPP may put a greater load on the network and R-D Equipment.

                                   EXHIBIT 4

CRC - Dial in POP, 10 Modem Site (50 sites)

                                                                                                                       Ship
 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install    Date
  A     1   Excalibur Card Carrier  excs2plus-2ac       D    2,850       2,850       2,423         19             0    9/30/94*
  B     1   System Controller       asetsyscon1a        A    2,400       2,400       2,040         19             0    9/30/94*
  C     1   T-1 CSU                 exaset1csu1         A    2,650       2,650       2,253         20           100    9/30/94*
  D     1   Aset Personality Mod.   Asetpermod          B      700         700         595          6             0    9/30/94*
  E     1   Aset Mster Control Pnl. Aset1mcp            B      800         800         680          0             0    9/30/94*
  F     5   Dual Modec              dfmodec232          A    2,250      11,250       8,563         90           500    9/30/94*
  G     1   Terminal Server         ILNTS-16c-110       A    2,995       2,995       2,546         30           180    9/30/94*
  H     1   TCP Featurepak          DKNTSTCPFC          A      495         495         421          0             0    9/30/94*
  I     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220    9/30/94*
  J     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  K     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                             9/30/94*
  L     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695       2,695       2,291         18           160    9/30/94*
  M     1   EDM                     EDM115                   2,100       2,100       1,785         21           150    9/30/94*
  N     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  O     1   Rack Configured         C35-01BXXXX         D    2,258       2,258       1,919                             9/30/94*
  P     1   Outlet Power Strip      AC16AMP24           D      112         112          95                             9/30/94*
  Q     1   Fan Assembly            RKFAN               D      162         162         138                             9/30/94*
  R     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  S     1   Excal Rackmount         RKMT900             D       75          75          64                             9/30/94*
  T     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  U     1   IL Rackmount            IL Rack MB          D       35          35          64                             9/30/94*

                                                         Subtotal       35,388      30,117        266         1,420
Cables
  A    12   NTS to DCE              5956-176B-XX                50         600         600                             9/30/94*
  D     1   DCE Cable               5956-178C-XX                50          50          50                             9/30/94*
  B     1   T-1 CSU to Demarc       5956-840R-XX                50          50          50                             9/30/94*
  C     1   Personality to Edm      5956-743B-XX        D       50          50          50                             9/30/94*
  D     1   T-1 CSU to Edm          5956-158V-XX        D       20          20          20                             9/30/94*
  E     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  F     0   CS Daisy Chain          5956-743A-02        D       50           0           0                             9/30/94*
  G     1   Thin Net Segment        NA2020-20           D       30          30          30                             9/30/94*
  H     2   Thin Terminators        NA2034              D       30          60          60                             9/30/94*
  I     2   Thin T Connectors       NA2033              D       10          20          20                             9/30/94*
  J     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  K     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*
  M     1   EDM to NTS              5956-178A-XX                50          50          50                             9/30/94*
  N     1   Rtr to DCE (v.35)       WF7220                     215         215         215                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*

                                                         Subtotal        1,420       1,420

                                                         Site Total     36,606      31,537
                                                                                            Mo. Maint  Install Total
                                                         Total       1,540,400   1,576,850     13,300        71,000

CRC - Dial in POP, 16 Modem Site (18 sites)

 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A     1   Excalibur Card Carrier  excs2plus-2ac       D    2,850       2,850       2,423         19             0    9/30/94*
  B     1   System Controller       asetsyscon1a        A    2,400       2,400       2,040         19             0    9/30/94*
  C     1   T-1 CSU                 exaset1csu1         A    2,650       2,650       2,253         20           100    9/30/94*
  D     1   Aset Personality Mod.   Asetpermod          B      700         700         595          6             0    9/30/94*
  E     1   Aset Mster Control Pnl. Aset1mcp            B      800         800         680          0             0    9/30/94*
  F     8   Dual Modec              dfmodec232          A    2,250      18,000      15,300        144           800    9/30/94*
  G     2   Terminal Server         ILNTS-16c-110       A    2,995       5,990       5,092         60           180    9/30/94*
  H     1   TCP Featurepak          DKNTSTCPFC          A      495         495         421          0             0    9/30/94*
  I     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220    9/30/94*
  J     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  K     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                             9/30/94*
  L     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695       2,695       2,291         18           160    9/30/94*
  M     1   EDM                     EDM115                   2,100       2,100       1,785         21           150    9/30/94*
  N     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  O     1   Rack Configured         C35-01BXXXX         D    2,258       2,258       1,919                             9/30/94*
  P     1   Outlet Power Strip      AC16AMP24           D      112         112          95                             9/30/94*
  Q     1   Fan Assembly            RKFAN               D      162         162         138                             9/30/94*
  R     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  S     1   Excal Rackmount         RKMT900             D       75          75          64                             9/30/94*
  T     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  U     2   IL Rackmount            IL Rack MB          D       35          70          60                             9/30/94*

                                                         Subtotal       45,168      38,393        350         1,720
Cables
  A    17   NTS to DCE              5956-176B-XX                50         850         850                             9/30/94*
  D     1   DCE Cable               5956-178C-XX                50          50          50                             9/30/94*
  B     1   T-1 CSU to Demarc       5956-840R-XX                50          50          50                             9/30/94*
  C     1   Personality to Edm      5956-743B-XX        D       50          50          50                             9/30/94*
  D     1   T-1 CSU to Edm          5956-158V-XX        D       20          20          20                             9/30/94*
  E     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  F     0   CS Daisy Chain          5956-743A-02        D       50           0           0                             9/30/94*
  G     2   Thin Net Segment        NA2020-20           D       25          50          50                             9/30/94*
  H     2   Thin Terminators        NA2034              D       30          60          60                             9/30/94*
  I     3   Thin T Connectors       NA2033              D       10          30          30                             9/30/94*
  J     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  K     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*
  M     2   EDM to NTS              5956-178A-XX                50         100         100                             9/30/94*
  N     1   Rtr to DCE (v.35)       WF7220                     215         215         215                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*

                                                         Subtotal        1,750       1,750

                                                         Site Total     46,918      40,143
                                                                                            Mo. Maint  Install Total
                                                         Total         844,524     722,574      6,300        30,960

CRC - Dial in POP, 24 Modem Site (11 sites)

 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A     1   Excalibur Card Carrier  excs2plus-2ac       D    2,850       2,850       2,423         19             0    9/30/94*
  B     1   System Controller       asetsyscon1a        A    2,400       2,400       2,040         19             0    9/30/94*
  C     1   T-1 CSU                 exaset1csu1         A    2,650       2,650       2,253         20           100    9/30/94*
  D     1   Aset Personality Mod.   Asetpermod          B      700         700         595          6             0    9/30/94*
  E     1   Aset Mster Control Pnl. Aset1mcp            B      800         800         680          0             0    9/30/94*
  F    12   Dual Modec              dfmodec232          A    2,250      27,000      22,950        216         1,200    9/30/94*
  G     2   Terminal Server         ILNTS-16c-110       A    2,995       5,990       5,092         60           180    9/30/94*
  H     1   TCP Featurepak          DKNTSTCPFC          A      495         495         421          0             0    9/30/94*
  I     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220    9/30/94*
  J     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  K     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                             9/30/94*
  L     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695       2,695       2,291         18           160    9/30/94*
  M     1   EDM                     EDM115                   2,100       2,100       1,785         21           150    9/30/94*
  N     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  O     1   Rack Configured         C35-01BXXXX         D    2,258       2,258       1,919                             9/30/94*
  P     1   Outlet Power Strip      AC16AMP24           D      112         112          95                             9/30/94*
  Q     1   Fan Assembly            RKFAN               D      162         162         138                             9/30/94*
  R     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  S     1   Excal Rackmount         RKMT900             D       75          75          64                             9/30/94*
  T     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  U     2   IL Rackmount            IL Rack MB          D       35          70          60                             9/30/94*

                                                         Subtotal       54,168      46,043        389         1,860
Cables
  A    25   NTS to DCE              5956-176B-XX                50       1,250       1,250                             9/30/94*
  D     1   DCE Cable               5956-178C-XX                50          50          50                             9/30/94*
  B     1   T-1 CSU to Demarc       5956-840R-XX                50          50          50                             9/30/94*
  C     1   Personality to Edm      5956-743B-XX        D       50          50          50                             9/30/94*
  D     1   T-1 CSU to Edm          5956-158V-XX        D       20          20          20                             9/30/94*
  E     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  F     0   CS Daisy Chain          5956-743A-02        D       50           0           0                             9/30/94*
  G     2   Thin Net Segment        NA2020-20           D       25          50          50                             9/30/94*
  H     2   Thin Terminators        NA2034              D       30          60          60                             9/30/94*
  I     2   Thin T Connectors       NA2033              D       10          20          20                             9/30/94*
  J     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  K     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*
  M     1   EDM to NTS              5956-178A-XX                50          50          50                             9/30/94*
  N     1   Rtr to DCE (v.35)       WF7220                     215         215         215                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*

                                                         Subtotal        2,090       2,090

                                                         Site Total     56,258      48,133
                                                                                            Mo. Maint  Install Total
                                                         Total         618,838     529,463      4,279        20,460

CRC - Dial in POP, 32 Modem Site (6 sites)

 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A     2   Excalibur Card Carrier  excs2plus-2ac       D    2,850       5,700       4,845         38             0    9/30/94*
  B     2   System Controller       asetsyscon1a        A    2,400       4,800       4,080         38             0    9/30/94*
  C     2   T-1 CSU                 exaset1csu1         A    2,650       5,300       4,505         40           100    9/30/94*
  D     2   Aset Personality Mod.   Asetpermod          B      700       1,400       1,190         12             0    9/30/94*
  E     1   Aset Mster Control Pnl. Aset1mcp            B      800         800         680          0             0    9/30/94*
  F    16   Dual Modec              dfmodec232          A    2,250      36,000      30,600        288         1,600    9/30/94*
  G     1   3Slot Chassis           INX5000TR3C110      A    2,550       2,550       2,168         26           153    9/30/94*
  H     3   NTS Telco               NTSTELCOEK          A    2,485       7,485       6,362         75           450    9/30/94*
  I     1   TCP Featurepak          NTS-TCP-FC                 295         295         251          0             0    9/30/94*
  J     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220
  K     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  L     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                             9/30/94*
  M     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695       2,695       1,785         18           160    9/30/94*
  N     1   EDM                     EDM115                   2,100       2,100       1,785         21           150    9/30/94*
  O     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  P     1   Rack Configured         C35-01BXXXX         D    2,258       2,258       1,919                             9/30/94*
  Q     1   Outlet Power Strip      AC16AMP24           D      112         112          85                             9/30/94*
  R     1   Fan Assembly            RKFAN               D      162         162         138                             9/30/94*
  S     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  T     1   Excal Rackmount         RKMT900             D       75          75          64                             9/30/94*
  U     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  V     1   INX Rackmount Shelf     INX Rack MS         D      125         125          60                             9/30/94*

                                                         Subtotal       75,668      64,318        566         2,683
Cables
  A     5   NTS to DCE              5956-139T-XX               160         800         800                             9/30/94*
  B     1   NTS to DTE              5956-139R-XX               160         160         160                             9/30/94*
  C     2   T-1 CSU to Demarc       5956-840R-XX                50         100         100                             9/30/94*
  D     2   Personality to Edm      5956-743B-XX        D       50         100         100                             9/30/94*
  E     2   T-1 CSU to Edm          5956-158V-XX        D       20          40          40                             9/30/94*
  F     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  G     1   CS Daisy Chain          5956-743A-02        D       50          50          50                             9/30/94*
  H     1   Thin Net Segment        NA2020-20           D       25          25          25                             9/30/94*
  I     2   Thin Terminators        NA2034              D       30          60          60                             9/30/94*
  J     2   Thin T Connectors       NA2033              D       10          20          20                             9/30/94*
  K     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  L     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*
  N     1   EDM to NTS              5956-146U-XX                50          50          50                             9/30/94*
  B     1   PC to EDM/DDM/SDM       5956-146W           D       50          50         100                             9/30/94*
  O     1   Rtr to DCE (v.35)       WF7220                     215         215         215                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*

                                                         Subtotal        1,945       1,995

                                                         Site Total     77,613      66,313
                                                                                            Mo. Maint  Install Total
                                                         Total         388,065     331,565      2,830        13,415

CRC - Dial in POP, 40 Modem Site (3 sites)

 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A     2   Excalibur Card Carrier  excs2plus-2ac       D    2,850       5,700       4,845         38             0    9/30/94*
  B     2   System Controller       asetsyscon1a        A    2,400       4,800       4,080         38             0    9/30/94*
  C     2   T-1 CSU                 exaset1csu1         A    2,650       5,300       4,505         40           100    9/30/94*
  D     2   Aset Personality Mod.   Asetpermod          B      700       1,400       1,190         12             0    9/30/94*
  E     1   Aset Mster Control Pnl. Aset1mcp            B      800         800         680          0             0    9/30/94*
  F    20   Dual Modec              dfmodec232          A    2,250      45,000      38,250        360         2,000    9/30/94*
  G     1   3Slot Chassis           INX5000TR3C110      A    2,250       2,550       2,168         26           153    9/30/94*
  H     3   NTS Telco               NTSTELCOEK          A    2,495       7,485       6,362         75           450    9/30/94*
  I     1   TCP Featurepak          NTS-TCP-FC          A      295         295         251          0             0    9/30/94*
  J     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220    9/30/94*
  K     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  L     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                             9/30/94*
  M     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695       2,695       2,291         18           160    9/30/94*
  N     1   EDM                     EDM115                   2,100       2,100       1,785         21           150    9/30/94*
  O     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  P     1   Rack Configured         C35-01BXXXX         D    2,258       2,258       1,919                             9/30/94*
  Q     1   Outlet Power Strip      AC16AMP24           D      112         112          95                             9/30/94*
  R     1   Fan Assembly            RKFAN               D      162         162         138                             9/30/94*
  S     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  T     1   Excal Rackmount         RKMT900             D       75          75          64                             9/30/94*
  U     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  V     1   INX Rackmount Shelf     INX Rack MS         D      125         125         106                             9/30/94*

                                                         Subtotal       84,668      71,968        638         3,083
Cables
  A     5   NTS to DCE              5956-139T-XX               160         800         800                             9/30/94*
  B     1   NTS to DTE              5956-139R-XX               160         160         160                             9/30/94*
  C     2   T-1 CSU to Demarc       5956-840R-XX                50         100         100                             9/30/94*
  D     2   Personality to Edm      5956-743B-XX        D       50         100         100                             9/30/94*
  E     2   T-1 CSU to Edm          5956-158V-XX        D       20          40          40                             9/30/94*
  F     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  G     1   CS Daisy Chain          5956-743A-02        D       50          50          50                             9/30/94*
  H     1   Thin Net Segment        NA2020-20           D       25          25          25                             9/30/94*
  I     2   Thin Terminators        NA2034              D       30          60          60                             9/30/94*
  J     2   Thin T Connectors       NA2033              D       10          20          60                             9/30/94*
  K     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  L     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*
  N     1   EDM to NTS              5956-146U-XX                50          50          50                             9/30/94*
  B     1   PC to EDM/DDM/SDM       5956-146W           D       50          50         100                             9/30/94*
  O     1   Rtr to DCE (v.35)       WF7220                     215         215         215                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*

                                                         Subtotal        1,945       2,035

                                                         Site Total     86,613      74,003
                                                                                            Mo. Maint  Install Total
                                                         Total         259,839     222,009      1,914         9,249

CRC - Dial in POP.48 Modem Site (4 sites)

Item  Qty  Description               Part Number       Cat      List     Ext. Price   CRC Price  Ext. Maint  Ext. Install
A      2   Excalibur Card Carrier    exes2plus-2sc      D       2,850     5,700         4,845         38            0       9/30/94*
B      2   System Controller         asetsyscon1s       A       2,400     4,800         4,080         38            0       9/30/94*
C      2   T-1 CSU                   exaset1csu1        A       2,650     5,300         4,505         40          100       9/30/94*
D      2   Aset Personality Mod.     Asetpermod         B         700     1,400         1,190         12            0       9/30/94*
E      1   Aset Mster Control Pnl.   Aset1mcp           B         800       800           680          0            0       9/30/94*
F     24   Dual Modec                afmodec232         A       2,250    54,000        45,900        432        2,400       9/30/94*
G      1   13Slot Chassis            INX5000TR13C110    A       4,250     4,250         3,613         43          255       9/30/94*
H      4   NTS Telco                 NTSTELCOEK         A       2,495     9,980         8,483        100          600       9/30/94*
I      1   TCP Featurepak            NTS-TCP-FC         A         295       295           251          0            0       9/30/94*
J      1   WAN Router                WF20002                    2,745     2,745         2,333         31          220       9/30/94*
K      1   AN Software               WF42021                        0         0             0          0            0       9/30/94*
L      1   Ethernet Trans Thin       U3-NT1000                    169       169           144                               9/30/94*
M      1   ISX 5300 Single DS1       ISX500SA-CMS-CS01  B       2,695     2,695         2,291         18          160       9/30/94*
N      1   EDM                       EDM115                     2,100     2,100         1,785         21          150       9/30/94*
O      1   3223 Class A              ALM3223                      749       749           637         12          110       9/30/94*
P      1   Rack Configured           C35-01BXXXX        D       2,258     2,258         1,919                               9/30/94*
Q      1   Outlet Power Strip        AC16AMP24          D         112       112            95                               9/30/94*
R      1   Fan Assembly              RKFAN              D         162       162           138                               9/30/94*
S      1   Fixed Shelf               SELFFIX19          D          73        73            62                               9/30/94*
T      1   Excal Rackmount           RKMT900            D          75        75            64                               9/30/94*
U      1   ALM3223 Rackmount         slimline-1         D          75        75            64                               9/30/94*
V      1   INX Rackmount Shelf       INX Rack MS        D         125       125           106                               9/30/94*

                                                         Subtotal        97,863        83,184        752        3,735
Cables
A      6   NTS to DCE                5956-139T-XX                 160       960           960                               9/30/94*
B      1   NTS TO DTE                5956-139R-XX                 160       160           160                               9/30/94*
C      2   T-1 CSU to Demarc         5956-840R-XX                  50       100           100                               9/30/94*
D      2   Personality to Edm        5956-743V-XX       D          50       100           100                               9/30/94*
E      2   T-1 CSU to Edm            5956-158V-XX       D          20        40            40                               9/30/94*
F      1   AUI Cable                 5956-840Z-XX       D          70        70            70                               9/30/94*
G      1   CS Daisy Chain            5956-743A-02       D          50        50            50                               9/30/94*
H      1   Thin Net Segment          NA2020-20          D          25        25            25                               9/30/94*
I      2   Thin Terminators          NA2034             D          30        60            60                               9/30/94*
J      2   Thin T Connectors         NA2033             D          10        20            20                               9/30/94*
K      1   ISX5300 v.35 stub cabl    5956-879 7                    80        80            80                               9/30/94*
L      1   CSU to EDM                5956-858V-XX                  20        20            20                               9/30/94*
N      1   EDM to NTS                5956-146U-XX                  50        50            50                               9/30/94*
B      1   PC to EDM/DDM/SDM         5956-146W          D          50        50           100                               9/30/94*
O      1   Rtr to DCE (v.35)         WF7220                       215       215           215                               9/30/94*
G      1   Rtr Consl to Term Svr     WF7526                       105       105           105                               9/30/94*

                                                         Subtotal         2,105         2,155

                                                         Site Total      99,968        85,338
                                                                                               Mo. Maint  Install Total
                                                         Total          399,872       341,358      3,008         14,940

CRC - Dial in POP, 52 Modem Site (1 site)

Item   Qty  Description              Part Number        Cat List   Ext. Price  CRC Price  Ext. Maint.   Ext. Install
 A      3   Excalibur Card Carrier   excs2plus-2sc       D  2,850    8,550      7,268      57              0         9/30/94*
 B      3   System Controller        asetsyscon1a        A  2,400    7,200      6,120      57              0         9/30/94*
 C      3   T-1 CSU                  exaset 1 csu1       A  2,650    7,950      6,758      60            100         9/30/94*
 D      3   Aset Personality Mod.    Asetpermod          B    700    2,100      1,785      18              0         9/30/94*
 E      1   Aset Mster Control Pnl.  Aset1mcp            B    800      800        680       0              0         9/30/94*
 F     26   Dual Modec               dfmodec232          A  2,250   58,500     49,725     468           2600         9/30/94*
 G      1   13Slot Chassis           INX5000TR13C110     A  4,250    4,250      3,613      43            255         9/30/94*
 H      4   NTS Telco                NTSTELCOEK          A  2,495    9,960      8,483     100            600         9/30/94*
 I      1   TCP Featurepak           NTS-TCP-FC          A    295      295        251       0              0         9/30/94*
 J      1   WAN Router               WF20002                2,745    2,745      2,333      31            220         9/30/94*
 K      1   AN Software              WF42021                    0        0          0       0              0         9/30/94*
 L      1   Ethernet Trans Thin      U3-NT1000                169      169        144                                9/30/94*
 M      1   ISX 5300 Single DS1      ISX500SA-CMS-CS01   B  2,695    2,695      2,291      18            160         9/30/94*
 N      1   EDM                      EDM115                 2,100    2,100      1,785      21            150         9/30/94*
 O      1   3223 Class A             ALM3223                  749      749        637      12            110         9/30/94*
 P      1   Rack Configured          C35-01BXXXX         D  2,258    2,258      1,919                                9/30/94*
 Q      1   Outlet Power Strip       AC16AMP24           D    112      112         95                                9/30/94*
 R      1   Fan Assembly             RKFAN               D    162      162        138                                9/30/94*
 S      1   Fixed Shelf              SELFFIX19           D     73       73         62                                9/30/94*
 T      1   Excal Rackmount          RKMT900             D     75       75         64                                9/30/94*
 U      1   ALM3223 Rackmount        slimline-1          D     75       75         64                                9/30/94*
 V      1   INX Rackmount Shelf      INX Rack MS         D    125      125        108                                9/30/94*

                                                        Subtotal   110,963     94,319     852          3,935
Cables
 A      7   NTS to DCE               5956-139T-XX             160    1,120      1,120                                9/30/94*
 B      1   NTS to DTE               5956-139R-XX             160      160        160                                9/30/94*
 C      3   T-1 CSU to Demarc        5956-840R-XX              50      150        150                                9/30/94*
 D      3   Personality to Edm       5956-743B-XX        D     50      150        150                                9/30/94*
 E      3   T-1 CSU to Edm           5956-158V-XX        D     20       60         60                                9/30/94*
 F      1   AUI Cable                5956-840Z-XX        D     70       70         70                                9/30/94*
 G      1   CS Daisy Chain           5956-743A-02        D     50       50         50                                9/30/94*
 H      1   Thin Net Segment         NA2020-20           D     25       25         25                                9/30/94*
 I      2   Thin Terminators         SA2034              D     30       60         60                                9/30/94*
 J      2   Thin T Connectors        NA2033              D     10       20         20                                9/30/94*
 K      1   ISX5300v.35 stub cabl    5956-879 ?                80       80         80                                9/30/94*
 L      1   CSU to EDM               5956-858V-XX              20       20         20                                9/30/94*
 N      1   EDM to NTS               5956-146U-XX              50       50         50                                9/30/94*
 B      1   PC to EDM/DDM/SDM        5956-146W           D     50       50        100                                9/30/94*
 O      1   Rtr to DCE (v.35)        WF7220                   215      215        215                                9/30/94*
 G      1   Rtr Consl to Term Svr    WF7526                   105      105        105                                9/30/94*

                                                       Subtotal      2,385      2,435

                                                       Site Total  113,348     96,754
                                                                                        Mo. Maint Install Total
                                                       Total       113,348     96,754     852          3,935

CRC - Dial in POP, 76 Modem Site (2 sites)

                                                                                                                       Ship
 Item Qty  Description              Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install    Date
  A     4   Excalibur Card Carrier  excs2plus-2ac       D    2,850      11,400       9,690         76             0    9/30/94*
  B     4   System Controller       asetsyscon1a        A    2,400       9,600       8,160         76             0    9/30/94*
  C     4   T-1 CSU                 exaset1csu1         A    2,650      10,600       9,010         80           100    9/30/94*
  D     4   Aset Personality Mod.   Asetpermod          B      700       2,800       2,380         24             0    9/30/94*
  E     1   Aset Mster Control Pnl. Aset1mcp            B      800         800         680          0             0    9/30/94*
  F    38   Dual Modec              dfmodec232          A    2,250      85,500      72,675        684          3800    9/30/94*
  G     1   13Slot Chassis          INX5000TR13C110     A    4,250       4,250       3,613         43           255    9/30/94*
  H     6   NTS Telco               NTSTELCOEK          A    2,485      14,970       2,291        150           900    9/30/94*
  I     1   TCP Featurepak          NTS-TCP-FC          A      295         295       1,785          0             0    9/30/94*
  J     1   Wan Router              WF20002                  2,745       2,745       2,333         31           220    9/30/94*
  K     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  L     1   Ethernet Trans Thin     U3-NT1000                  169         169          95                             9/30/94*
  M     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695       2,695       2,291         18           160    9/30/94*
  N     1   EDM                     EDM115                   2,100       2,100       1,785         21           150    9/30/94*
  O     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  P     2   Rack Configured         C35-01BXXXX         D    2,258       4,516       3,839                             9/30/94*
  Q     2   Outlet Power Strip      AC16AMP24           D      112         224         190                             9/30/94*
  R     2   Fan Assembly            RKFAN               D      162         324         275                             9/30/94*
  S     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  T     1   Excal Rackmount         RKMT900             D       75          75          64                             9/30/94*
  U     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  V     1   INX Rackmount Shelf     INX Rack MS         D      125         125         106

                                                         Subtotal      154,085     130,972      1,182         5,435
Cables
  A    10   NTS to DCE              5956-139T-XX               160       1,800       1,600                             9/30/94*
  B     1   NTS to DTE              5956-139R-XX               160         160         160                             9/30/94*
  C     4   T-1 CSU to Demarc       5956-840R-XX                50         200         200                             9/30/94*
  D     4   Personality to Edm      5956-743B-XX        D       50         200         200                             9/30/94*
  E     4   T-1 CSU to Edm          5956-158V-XX        D       20          80          80                             9/30/94*
  F     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  G     3   CS Daisy Chain          5956-743A-02        D       50         150         150                             9/30/94*
  H     1   Thin Net Segment        NA2020-20           D       25          25          25                             9/30/94*
  I     2   Thin Terminators        NA2034              D       30          60          60                             9/30/94*
  J     2   Thin T Connectors       NA2033              D       10          20          20                             9/30/94*
  K     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  L     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*
  N     1   EDM to NTS              5956-146U-XX                50          50          50                             9/30/94*
  B     1   PC to EDM/DDM/SDM       5956-146W           D       50          50         100                             9/30/94*
  O     1   Rtr to DCE (v.35)       WF7220                     215         215         215                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*

                                                         Subtotal        3,085       3,135

                                                         Site Total    157,170     134,107
                                                                                            Mo. Maint  Install Total
                                                         Total         314,340     268,214      2,364        10,870

CRC - Dial in POP, 10 Modem Site (1 site)

 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A     5   Excalibur Card Carrier  excs2plus-2ac       D    2,850      14,250      12,113         95             0    9/30/94*
  B     5   System Controller       asetsyscon1a        A    2,400      12,000      10,200         95             0    9/30/94*
  C     5   T-1 CSU                 exaset1csu1         A    2,650      13,250      11,263        100           100    9/30/94*
  D     5   Aset Personality Mod.   Asetpermod          B      700       3,500       2,975         30             0    9/30/94*
  E     1   Aset Mster Control Pnl. Aset1mcp            B      800         800         680          0             0    9/30/94*
  F    51   Dual Modec              dfmodec232          A    2,250     114,750      97,538        918         5,100    9/30/94*
  G     1   13Slot Chassis          INX5000TR13C110     A    4,250       4,250       3,613         43           255    9/30/94*
  H     7   NTS Telco               NTSTELCOEK          A    2,495      17,465      14,845        175         1,050    9/30/94*
  I     1   TCP Featurepak          NTS-TCP-FC          A      295         295         251          0             0    9/30/94*
  J     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220    9/30/94*
  K     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  L     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                             9/30/94*
  M     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695       2,695       2,291         18           160    9/30/94*
  N     1   EDM                     EDM115                   2,100       2,100       1,785         21           150    9/30/94*
  O     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  P     2   Rack Configured         C35-01BXXXX         D    2,258       4,516       3,839                             9/30/94*
  Q     2   Outlet Power Strip      AC16AMP24           D      112         224         190                             9/30/94*
  R     2   Fan Assembly            RKFAN               D      162         324         275                             9/30/94*
  S     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  T     1   Excal Rackmount         RKMT900             D       75          75          64                             9/30/94*
  U     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  V     1   INX Rackmount Shelf     INX Rack MS         D      125         125         106                             9/30/94*

                                                         Subtotal      194,430     165,266      1,505        6,885
Cables
  A    13   NTS to DCE              5956-139T-XX               160       2,060       2,080                             9/30/94*
  B     1   NTS to DTE              5956-139R-XX               160         160         160                             9/30/94*
  C     5   T-1 CSU to Demarc       5956-840R-XX                50         250         250                             9/30/94*
  D     5   Personality to Edm      5956-743B-XX        D       50         250         250                             9/30/94*
  E     5   T-1 CSU to Edm          5956-158V-XX        D       20         100         100                             9/30/94*
  F     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  G     4   CS Daisy Chain          5956-743A-02        D       50         200         200                             9/30/94*
  H     1   Thin Net Segment        NA2020-20           D       25          25          25                             9/30/94*
  I     2   Thin Terminators        NA2034              D       30          60          80                             9/30/94*
  J     2   Thin T Connectors       NA2033              D       10          20          20                             9/30/94*
  K     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  L     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*
  N     1   EDM to NTS              5956-146U-XX                50          50          50                             9/30/94*
  B     1   PC to EDM/DDM/SDM       5956-146W           D       50          50         100                             9/30/94*
  O     1   Rtr to DCE (v.35)       WF7220                     215         215         215                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*

                                                         Subtotal        3,735       3,785

                                                         Site Total    198,165     169,051
                                                                                            Mo. Maint  Install Total
                                                         Total         198,165     169,051      1,505          6,885

CRC - Dial in POP, 172 Modem Site (1 site)

 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A     8   Excalibur Card Carrier  excs2plus-2ac       D    2,850      22,800      19,380        152             0     9/30/94*
  B     8   System Controller       asetsyscon1a        A    2,400      19,200      16,320        152             0     9/30/94*
  C     8   T-1 CSU                 exaset1csu1         A    2,650      21,200      18,020        160           100     9/30/94*
  D     8   Aset Personality Mod.   Asetpermod          B      700       5,600       4,760         48             0     9/30/94*
  E     2   Aset Mster Control Pnl. Aset1mcp            B      800       1,600       1,360          0             0     9/30/94*
  F     86  Dual Modec              dfmodec232          A    2,250     193,500     164,475      1,548         8,600     9/30/94*
  G     1   13Slot Chassis          INX5000TR13C110     A    4,250       4,250       3,613         43           255     9/30/94*
  H     12  NTS Telco               NTSTELCOEK          A    2,495      29,940      25,449        300         1,800     9/30/94*
  I     1   TCP Featurepak          NTS-TCP-FC          A      295         295         251          0             0     9/30/94*
  J     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220     9/30/94*
  K     1   AN Software             WF42021                      0           0           0          0             0     9/30/94*
  L     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                              9/30/94*
  M     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695       2,695       2,291         18           160     9/30/94*
  N     2   EDM                     EDM115                   2,100       4,200       3,570         42           150     9/30/94*
  O     1   3223 Class A            ALM3223                    749         749         637         12           110     9/30/94*
  P     3   Rack Configured         C35-01BXXXX         D    2,258       6,774       5,758                              9/30/94*
  Q     3   Outlet Power Strip      AC16AMP24           D      112         336         286                              9/30/94*
  R     3   Fan Assembly            RKFAN               D      162         486         413                              9/30/94*
  S     1   Fixed Shelf             SELFFIX19           D       73          73          62                              9/30/94*
  T     1   Excal Rackmount         RKMT900             D       75          75          64                              9/30/94*
  U     2   ALM3223 Rackmount       slimline-1          D       75         150         128                              9/30/94*
  V     1   INX Rackmount Shelf     INX Rack MS         D      125         125         106                              9/30/94*

                                                         Subtotal      316,962     269,418      2,452        11,135
Cables
  A    22   NTS to DCE              5956-139T-XX               160       3,520       3,520                              9/30/94*
  B     1   NTS to DTE              5956-139R-XX               160         160         160                              9/30/94*
  C     8   T-1 CSU to Demarc       5956-840R-XX                50         400         400                              9/30/94*
  D     8   Personality to Edm      5956-743B-XX        D       50         400         400                              9/30/94*
  E     8   T-1 CSU to Edm          5956-158V-XX        D       20         160         160                              9/30/94*
  F     1   AUI Cable               5956-840Z-XX        D       70          70          70                              9/30/94*
  G     6   CS Daisy Chain          5956-743A-02        D       50         300         300                              9/30/94*
  H     1   Thin Net Segment        NA2020-20           D       25          25          25                              9/30/94*
  I     2   Thin Terminators        NA2034              D       30          60          60                              9/30/94*
  J     2   Thin T Connectors       NA2033              D       10          20          20                              9/30/94*
  K     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                              9/30/94*
  L     1   CSU to EDM              5956-858V-XX                20          20          20                              9/30/94*
  N     1   EDM to NTS              5956-146U-XX                50          50          50                              9/30/94*
  B     2   PC to EDM/DDM/SDM       5956-146W           D       50         100         100                              9/30/94*
  O     1   Rtr to DCE (v.35)       WF7220                     215         215         215                              9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                              9/30/94*

                                                         Subtotal        5,685       5,685

                                                         Site Total    322,647     275,103
                                                                                            Mo. Maint  Install Total
                                                         Total         322,647     275,103      2,452         11,135

CRC - Dial in POP, 226 Modem Site (9 sites)

 Item Qty   Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A    10   Excalibur Card Carrier  excs2plus-2ac       D    2,850      28,500      24,225        190             0    9/30/94*
  B    10   System Controller       asetsyscon1a        A    2,400      24,000      20,400        190             0    9/30/94*
  C    10   T-1 CSU                 exaset1csu1         A    2,650      26,500      22,525        200           100    9/30/94*
  D    10   Aset Personality Mod.   Asetpermod          B      700       7,000       5,950         60             0    9/30/94*
  E     2   Aset Mster Control Pnl. Aset1mcp            B      800       1,600       1,360          0             0    9/30/94*
  F   113   Dual Modec              dfmodec232          A    2,250     254,250     216,113      2,034        11,300    9/30/94*
  G     1   13Slot Chassis          INX5000TR13C110     A    4,250       4,250       3,613         43           255    9/30/94*
  H     1   3Slot Chassis           INX5000TR3C110      A    2,550       2,550       2,168         26           153    9/30/94*
  I    15   NTS-Telco               NTSTELCOEK          A    2,495      37,425      31,811        375         2,250    9/30/94*
  J     1   TCP Featurepak          NTS-TCP-FC          A      295         295         251          0             0    9/30/94*
  K     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220    9/30/94*
  L     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  M     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                             9/30/94*
  N     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695       2,695       2,291         18           160    9/30/94*
  O     2   EDM                     EDM115                   2,100       4,200       3,570         42           150    9/30/94*
  P     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  Q     3   Rack Configured         C35-01BXXXX         D    2,258       6,774       5,758                             9/30/94*
  R     3   Outlet Power Strip      AC16AMP24           D      112         336         286                             9/30/94*
  S     3   Fan Assembly            RKFAN               D      162         486         413                             9/30/94*
  T     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  U     2   Excal Rackmount         RKMT900             D       75         150         128                             9/30/94*
  V     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  W     2   INX Rackmount Shelf     INX Rack MS         D      125         250         213                             9/30/94*

                                                         Subtotal      405,072     344,311      3,167        14,438
Cables
  A    29   NTS to DCE              5956-139T-XX               160       4,640       4,640                             9/30/94*
  B     1   DCE to DTE              5956-139R-XX               160         160         160                             9/30/94*
  C    10   T-1 CSU to Demarc       5956-840R-XX                50         500         500                             9/30/94*
  D    10   Personality to Edm      5956-743B-XX        D       50         500         500                             9/30/94*
  E    10   T-1 CSU to Edm          5956-158V-XX        D       20         200         200                             9/30/94*
  F     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  G     8   CS Daisy Chain          5956-743A-02        D       50         400         400                             9/30/94*
  H     2   Thin Net Segment        NA2020-20           D       25          50          50                             9/30/94*
  I     2   Thin Terminators        NA2034              D       30          60          60                             9/30/94*
  J     2   Thin T Connectors       NA2033              D       10          20          20                             9/30/94*
  K     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  L     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*
  N     1   EDM to NTS              5956-146U-XX                50          50          50                             9/30/94*
  B     2   PC to EDM/DDM/SDM       5956-146W           D       50         100         100                             9/30/94*
  O     1   Rtr to DCE (v.35)       WF7220                     215         215         215                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*

                                                         Subtotal        7,170       7,170

                                                         Site Total    412,242     351,481
                                                                                            Mo. Maint  Install Total
                                                         Total         412,242     351,481      3,167        14,438

CRC - BBS POP, 12 Port Site (16 sites)

 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220    9/30/94*
  B     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  C     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   A    2,695       2,695       2,291         18           160    9/30/94*
  D     1   Terminal Server         ILNTS-16c-110       A    2,995       2,995       2,548         30           180    9/30/94*
  E     1   TCP Featurepak          DKNTSTCPFP          A      495         495         421          0             0    9/30/94*
  F     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                             9/30/94*
  G     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  H     1   EDM                     EDM115                   2,100       2,100       1,785         21           150    9/30/94*

                                                           Subtotal     11,948      10,156         91           570    9/30/94*

Cables
  A    12   DTE Cable               5956-178N-XX                50         600          50                             9/30/94*
  B     1   DTE Cable               5956-178A-XX                50          50          50                             9/30/94*
  C     1   DCE Cable               5956-178B-XX                50          50          50                             9/30/94*
  D     1   DCE Cable               5956-17BC-XX                50          50          50                             9/30/94*
  D     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  E     1   Rtr to DCE (v.35)       WF7220                     215         215         215                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*
  F     1   Thin Net Segment        NA2020-20           D       25          25          25                             9/30/94*
  G     2   Thin Terminators        NA2034              D       30          60          60                             9/30/94*
  H     2   Thin T Connectors       NA2033              D       10          20          20                             9/30/94*
  I     1   Rack Configured         C35-01BXXXX         D    2,258       2,258       1,919                             9/30/94*
  J     1   Outlet Power Strip      AC16AMP24           D      112         112          95                             9/30/94*
  K     1   Fan Assembly            RKFAN               D      162         162         138                             9/30/94*
  L     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  M     1   Excal Rackmount         RKMT900             D       75          75          64                             9/30/94*
  N     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  O     1   IL Rackmount            IL Rack MB          D       35          35          30                             9/30/94*
  P     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  Q     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*

                                                       Subtotal          4,135       3,117

                                                       Site Total       16,083      13,273
                                                                                            Mo. Maint  Install Total
                                                       Total           241,245     185,822      1,274          9,360

CRC - BBS POP, 32 Port Site (14 sites)

 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220    9/30/94*
  B     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  C     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   A    2,695       2,695       2,291         18           160    9/30/94*
  D     2   Terminal Server         ILNTS-16c-110       A    2,995       5,990       5,092         60           360    9/30/94*
  E     1   TCP Featurepak          DKNTSTCPFP          A      495         495         421          0             0    9/30/94*
  F     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                             9/30/94*
  G     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  H     1   EDM                     EDM115                   2,100       2,100       1,785         21           150    9/30/94*
                                                           Subtotal     14,943      12,702        121           850    9/30/94*

Cables
  A    32   DTE Cable               5956-178N-XX                50       1,600       1,600                             9/30/94*
  B     1   DTE Cable               5956-178A-XX                50          50          50                             9/30/94*
  C     1   DCE Cable               5956-178B-XX                50          50          50                             9/30/94*
  D     1   DCE Cable               5956-17BC-XX                50          50          50                             9/30/94*
  E     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  F     1   Rtr to DCE (v.35)       WF7220                     215         215         215                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*
  F     3   Thin Net Segment        NA2020-20           D       25          50          50                             9/30/94*
  G     2   Thin Terminators        NA2034              D       30          60          60                             9/30/94*
  H     2   Thin T Connectors       NA2033              D       10          30          30                             9/30/94*
  I     1   Rack Configured         C35-01BXXXX         D    2,258       2,258       1,919                             9/30/94*
  J     1   Outlet Power Strip      AC16AMP24           D      112         112          95                             9/30/94*
  K     1   Fan Assembly            RKFAN               D      162         162         138                             9/30/94*
  L     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  M     1   Excal Rackmount         RKMT900             D       75          75          64                             9/30/94*
  N     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  O     1   IL Rackmount            IL Rack MB          D       35          35          30                             9/30/94*
  P     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  Q     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*
                                                       Subtotal          5,170       4,752

                                                       Site Total       20,113      17,454
                                                                                            Mo. Maint  Install Total
                                                       Total           281,582     191,994    191,994          9,350

CRC - BBS POP, 48 Port Site (1 sites)

 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A     1   WAN Router              WF20002                  2,745       2,745       2,333         31           220    9/30/94*
  B     1   AN Software             WF42021                      0           0           0          0             0    9/30/94*
  C     1   ISX 5300 Single DS1     ISX500SA-CMS-CS01   A    2,695       2,695       2,291         18           160    9/30/94*
  D     3   Terminal Server         ILNTS-16c-110       A    2,995       8,985       7,637         90           540    9/30/94*
  E     1   TCP Featurepak          DKNTSTCPFP          A      495         495         421          0             0    9/30/94*
  F     1   Ethernet Trans Thin     U3-NT1000                  169         169         144                             9/30/94*
  G     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  H     1   EDM                     EDM115                   2,100       2,100       1,785         21           150    9/30/94*

                                                         Subtotal       17,938      15,247        151         1,030    9/30/94*
Cables
  A    48   DTE Cable               5956-178N-XX                50       2,400       2,400                             9/30/94*
  B     1   DTE Cable               5956-178A-XX                50          50          50                             9/30/94*
  C     1   DCE Cable               5956-178B-XX                50          50          50                             9/30/94*
  D     1   DCE Cable               5956-178C-XX                50          50          50                             9/30/94*
  E     1   AUI Cable               5956-840Z-XX        D       70          70          70                             9/30/94*
  F     1   Rtr to DCE (v.35)       WF7220                     215         215         105                             9/30/94*
  G     1   Rtr Consl to Term Svr   WF7526                     105         105         105                             9/30/94*
  F     3   Thin Net Segment        NA2020-20           D       25          75          75                             9/30/94*
  G     2   Thin Terminators        NA2034              D       30          60          60                             9/30/94*
  H     4   Thin T Connectors       NA2033              D       10          40          40                             9/30/94*
  I     1   Rack Configured         C35-01BXXXX         D    2,258       2,258       1,919                             9/30/94*
  J     1   Outlet Power Strip      AC16AMP24           D      112         112          95                             9/30/94*
  K     1   Fan Assembly            RKFAN               D      162         162         138                             9/30/94*
  L     1   Fixed Shelf             SELFFIX19           D       73          73          62                             9/30/94*
  M     1   Excal Rackmount         RKMT900             D       75          75          64                             9/30/94*
  N     1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  O     1   IL Rackmount            IL Rack MB          D       35          35          30                             9/30/94*
  P     1   ISX5300 v.35 stub cabl  5956-879 ?                  80          80          80                             9/30/94*
  Q     1   CSU to EDM              5956-858V-XX                20          20          20                             9/30/94*

                                                         Subtotal        6,005       5,477

                                                         Site Total     23,943      20,724
                                                                                            Mo. Maint  Install Total
                                                         Total          23,843      62,172        453         3,090

CRC - Data Center

                                                                                                                       Ship
 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install    Date
  A     7   RM1690                  RM1690M2AA          D    2,195      15,365      13,060         70         1,750    9/30/94*
  B   100   RM3268                  RMD3268CS2          A    1,695     169,500     144,875      1,200        12,000    9/30/94*
  C     9   7000-I Channel Bank      T000P10             C    4,588      41,292      35,098        306         2,448    9/30/94*
  D     9   Power Conv. AC to 48    T66900              D      303       2,727       2,318         18           162    9/30/94*
  E    27   Ring Generator          T669100             D      303       8,181       6,954         54           486    9/30/94*
  F     9   PS/Ring Gen Shelf       T310010             D      330       2,970       2,525         18           162    9/30/94*
  G   200   2W FXS/FXSON            T244340             C      440      68,000      74,800        600         5,200    9/30/94*
  H    16   Blank Card              T249900             D       28         448         381                       32    9/30/94*
  I     1   ICSU                    D347400             C    4,095       4,095       3,481         31           246    9/30/94*
  J     9   LC02B CSU Card          D439900             C    2,462      22,158      18,834        162         1,332    9/30/94*
  K     0   Excalibur Card Carrier  excs2plus-2ac       D    2,850           0           0          0             0    9/30/94*
  L     0   System Controller       asetsyscon1a        A    2,400           0           0          0             0    9/30/94*
  M     0   T-1 CSU                 exaset1csu1         A    2,650           0           0          0           100    9/30/94*
  N     0   Aset Personality Mod.   Asetpermod          B      700           0           0          0             0    9/30/94*
  O     0   Aset Mster Control Pnl. Aset1mcp            B      800           0           0          0             0    9/30/94*
  P     0   Dual Modec              dfmodec232          A    2,250           0           0          0             0    9/30/94*
  Q     2   13 Slot Chassis         INX5000TR13C110     A    2,550       5,100       4,335         86           510    9/30/94*
  R    13   NTS Telco               NTSTELCOEK          A    2,495      32,435      27,570        325         1,950    9/30/94*
  S     2   TCP Featurepak          NTS-TCP-FC          A      295         590         502          0             0    9/30/94*
  T     2   Ethernet trans Thin     U3-NT1000                  169         338         287                             9/30/94*
  U     5   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695      13,475      11,454         90           160    9/30/94*
  V     5   EDM                     EDM115                   2,100      10,500       8,925        105           150    9/30/94*
  W     1   3223 Class A            ALM3223                    749         749         637         12           110    9/30/94*
  X     3   Rack Configured         C25-01BXXXX         D    2,258       6,774       5,758                             9/30/94*
  Y     3   Outlet Power Strip      AC16AMP24           D      112         336         286                             9/30/94*
  Z     3   Fan Assembly            RKFAN               D      162         486         413                             9/30/94*
  A1    3   Fixed Shelf             SELFFIX19           D       73         219         186                             9/30/94*
  B1    4   Excal Rackmount         RKMT900             D       75         300         255                             9/30/94*
  C1    1   ALM3223 Rackmount       slimline-1          D       75          75          64                             9/30/94*
  D1    2   INX Rackmount Shelf     INX Rack MS         D      125         250         213                             9/30/94*
  E1    2   Backbone Link Node      WF71000             A   18,150      36,300      30,855        410         2,904    9/30/94*
  F1    2   BN Flash Media 7.70     WF75050             -      550       1,100         935         12            86    9/30/94*
  G1    2   Frame Relay Software    WF42014             -        0           0           0                             9/30/94*
  H1    2   FRE2 Dual Enet/Sync.    WF74009-16              15,400      30,800      26,180        398         2,816    9/30/94*
  I1    2   FRE2 Quad Sync          WF74000-16              15,400      30,800      26,180        348         2,464    9/30/94*
  J1    2   Multi mode FDDI ILI     WF74012-16              21,450      42,900      36,465        484         3,432    9/30/94*
  K1    1   Site Manager DOS        WF40034                    110         110          94          1             9    9/30/94*
  L1    2   BLN SRM-F               WF75010                  1,650       3,300       2,805         38           264    9/30/94*

                                                         Subtotal      571,673     485,922
Cables
  A    25   NTS to DCE              5956-139T-XX               160       4,000       4,000                             9/30/94*
  B     9   T-1 CSU to Demarc       5956-840R-XX                50         450         450                             9/30/94*
  C     9   Personality to Edm Ca   5956-743B-XX        D       50         450         450                             9/30/94*
  D     9   T-1 CSU to Edm Cable    5956-158V-XX        D       20         180         180                             9/30/94*
  E     2   AUI Cable               PN8060              D       70         140         140                             9/30/94*
  F     0   Daisy Chain Cable for m 5956-743A-02        D       50           0           0                             9/30/94*
  G     4   Thin Net Segment        NA2020-20           D       25         100         100                             9/30/94*
  H     4   Thin Terminators        NA2034              D       30         120         120                             9/30/94*
  I     4   Thin T Connectors       NA2033              D       10          40          40                             9/30/94*
  J     5   Rtr to DCE (v.35)       WF7255              B       94         470         470                             9/30/94*
  K     4   CSU to EDM              5956-858V-XX        B       20          80          80                             9/30/94*
  L     2   Rtr Console to NTS      5956-178N-XX        B       50         100         100                             9/30/94*
  M     5   ISX5300 v.35 stub cabl  5956-879 ?                  80         400         400                             9/30/94*
  N     2   FDDI Sngl Attach FSD    WF7135                     495         990         990                             9/30/94*
  W    28   1690 to Dial            5956-139F                  160       4,480       4,480                             9/30/94*
  X     9   Super Mod 24            TRW24                       81         729         729                             9/30/94*
  Y     9   7000 to ICSU            5956-840P                   50         450         450                             9/30/94*
  Z     9   7000 CSU to CTRL        5956-864M                   50         450         450                             9/30/94*
  A1    9   7000 CTRL to DCE        PD20338                     50         450         450                             9/30/94*
  B1    9   ICSU to Demarc          5956-840R                   50         450         450                             9/30/94*
  C1    9   Dual Line Cable         5956-130F                  100         900         900                             9/30/94*

                                                         Subtotal        7,520      15,429
                                                                                            Mo. Maint  Install Total
                                                         Site Total    579,193     501,351      4,768        38,775

CRC - Network Management System


 Item  Qty  Description             Part Number        Cat  List     Ext. Price  CRC Price  Ext Maint  Ext. Install
  A     3   Ext. Drag Mix           EDM115              A    2,100       6,300       5,355         63           450    9/30/94*
  C     1   CMS 400 Basic Kernel    CMSBASIC            A    2,000       2,000       1,700         20           150    9/30/94*
  D     1   ENAR Acess Manager      CMS400ENAR-24       A    5,000       5,000       4,250         30           150    9/30/94*
  E     1   LAN Internet Mgr 2000   CMSLIM2             A    5,000       5,000       4,250         50           300    9/30/94*
  F     1   Station Dist. Mux       SDM220              A    2,500       2,500       2,125         21           150    9/30/94*
  G     1   Hub PC                  DPC-CMS400               4,600       4,600       3,910         18           150    9/30/94*
  H     1   Monitor                 DELL-14CM                  560         560         476                             9/30/94*
  I     1   Ethernet Card for CMS   LPAETH                     490         490         417                             9/30/94*
  J     1   Printer                 PRT-KXP2124                485         485       1,573                             9/30/94*
  K     1   Artic Kit for DPC-CMS   Artic-ISA                1,850       1,850       1,573                             9/30/94*
  L     1   CMS 6000 SW HPOPE       Quickstart1         D   28,875      28,875      24,544        200                  9/30/94*
  M     1   CMS Op. License 2-4     SWTK2               C    6,000       6,000       5,100         75                  9/30/94*
  N     1   CMS 6000 Trouble Tkt    SWTV1B              C    2,000       2,000       1,700         25                  9/30/94*
  O     1   CMS 6000 Perform An.    SWTV4               C    3,500       3,500       2,975         44                  9/30/94*
  P     1   CMS6000 Animated Gl.    SWTV3               C      750         750         638          8                  9/30/94*
  Q     1   CMS400 Agent Mgmt       SWTC1               C    4,000       4,000       3,400         50                  9/30/94*
  R     1   LAN SNMP AMM            SWTC7               C    5,000       5,000       4,250         63                  9/30/94*
  S     1   ICSU Manager AM         ICSUAMM             C    5,900       5,900       5,015         74                  9/30/94*
  T     1   CMS400 Sun/Motif TE     400/MOTIF           C    1,200       1,200       1,020         15                  9/30/94*
  U     1   Ethernet Trans Thin     U3-NT1000                  169         169         287                             9/30/94*

                                                          Subtotal      86,179      73,252

Cables
  A     8   EDM to DDM              5956-146Y           D       50         400         400                             9/30/94*
  B     2   PC to EDM/DDM/SDM       5956-146W           D       50         100         100                             9/30/94*
  C     1   Network Mgmt Cables                         D      927         927         927                             9/30/94*
  D     2   CMS6000/Sun to SDM      5956-165J           D      150         300         300                             9/30/94*
  E     1   AUI Cable               PN8060              D       70          70         140                             9/30/94*

                                                     Total               1,797       1,797

                                                              Total     87,976      75,049       757          1,350


                                                   List               CRC Price         Mo. Maint       Install
Summary of Racal Datacomm Proposal

     Dial-In Points of Presence (97)              5,712,280                               41,971        196,152

     BBS Points of Presence (30)                    546,770                                3,058         21,820

     Data Center (Dial-in Access and Routers)       579,193                                4,768         38,775

     Network Management                              87,976                                  757          1,350

                                                                                        Mo. Maint Total
                                                                                          50,554
                                                                                       Ann. Main        Install Total
                                  Project Total   6,926,219                          0   606,648        258,097

CRC - Equipment Summary

 Item Qty   Description             Part Number        Cat  List     Ext. Price      CRC Price  Ext Maint  Ext. Install
  A   137   Excalibur Card Carrier  excs2plus-2ac       D    2,850     390,450   10%   351,405      2,603             0    9/30/94*
  B   137   System Controller       asetsyscon1a        A    2,400     328,800   20%   263,640      2,603             0    9/30/94*
  C   137   T-1 CSU                 exaset1csu1         A    2,650     363,050   20%   290,440      2,740           100    9/30/94*
  D   137   Aset Personality Mod.   Asetpermod          B      700      95,900   15%    81,515        822             0    9/30/94*
  E    99   Aset Mster Control Pnl. Aset1mcp            B      800      79,200   15%    67,320          0             0    9/30/94*
  F  1114   Dual Modec              dfmodec232          A    2,250   2,506,500   20% 2,005,200     20,052       111,400    9/30/94*
  G   154   Terminal Server         ILNTS-16c-110       A    2,995     461,230   20%   368,984      4,620        27,720    9/30/94*
  G    19   3Slot Chassis           INX5000TR3C110      A    2,550      48,450   20%    38,760        494         2,907    9/30/94*
  G     8   13Slot Chassis          INX5000TR13C110     A    4,250      34,000   20%    27,200         43         2,040    9/30/94*
  H   103   NTS Telco               NTSTELCOEK          A    2,495     256,985   20%   205,588      2,575        15,450    9/30/94*
  H   109   TCP Featurepak          DKNTSTCPFC          A      295      32,155   20%    25,724          0             0    9/30/94*
  H    20   TCP Featurepak          NTS-TCP-FC          A      295       5,900   20%     4,720          0             0    9/30/94*
  I   127   WAN Router              WF20002             B    2,745     348,615   15%   296,323      3,937        27,940    9/30/94*
  J   127   AN Software             WF42021             B        0           0   15%         0          0             0    9/30/94*
  K   129   Ethernet Trans Thin     U3-NT1000           C      169      21,801   20%    17,441                             9/30/94*
  L   132   ISX 5300 Single DS1     ISX500SA-CMS-CS01   B    2,695     355,740   15%   302,379      2,376        21,120    9/30/94*
  M   135   EDM                     EDM115              A    2,100     283,500   30%   198,450      2,835        20,250    9/30/94*
  N   128   3223 Class A            ALM3223             A      749      95,872   30%    67,110      1,536        14,080    9/30/94*
  O   137   Rack Configured         C35-01BXXXX         D    2,258     309,346   10%   278,411                             9/30/94*
  P   137   Outlet Power Strip      AC16AMP24           D      112      15,344   10%    13,810                             9/30/94*
  Q   137   Fan Assembly            RKFAN               D      162      22,194   10%    19,975                             9/30/94*
  R   130   Fixed Shelf             SELFFIX19           D       73       9,490   10%     8,541                             9/30/94*
  S   132   Excal Rackmount         RKMT900             D       75       9,900    0%     9,900                             9/30/94*
  T   129   ALM3223 Rackmount       slimline-1          D       75       9,675    0%     9,675                             9/30/94*
  U   138   IL Rackmount            IL Rack MB          D       35       4,830    0%     4,830                             9/30/94*
  V    21   INX Rackmount Shelf     INX Rack MS         D      125       2,625    0%     2,625                             9/30/94*
  W     2   Backbone Link Node      WF71000             B   18,150      36,300   15%    30,855        410         2,904    9/30/94*
  X     2   BN Flash Media 7.70     WF75050             B      550       1,100   15%       935         12            88    9/30/94*
  Y     2   Frame Relay Software    WF42014             B        0           0               0                             9/30/94*
  Z     2   FRE2 Dual Enet/Sync.    WF74009-16          B   15,400      30,800   15%    26,180        398         2,816    9/30/94*
  A1    2   FRE2 Quad Sync          WF74000-16          B   15,400      30,800   15%    26,180        348         2,464    9/30/94*
  B1    2   Multi mode FDDI ILI     WF74012-16          B   21,450      42,900   15%    36,465        484         3,432    9/30/94*
  C1    1   Site Manager DOS        WF40034             B      110         110   15%        94          1             9    9/30/94*
  D1    2   BLN SRM-F               WF75010             B    1,650       3,300   15%     2,805         38           264    9/30/94*
  E1    1   CMS 400 Basic Kennel    CMSBASIC            C    2,000       2,000    5%     1,900         20           150    9/30/94*
  F1    1   Enar Access Manager     CMS400ENAR-24       C    5,000       5,000    5%     4,750         30           150    9/30/94*
  G1    1   LAN Internet Mgr 2000   CMSLIM2             C    5,000       5,000    5%     4,750         50           300    9/30/94*
  H1    1   Station Dist. Mux       SDM220              A    2,500       2,500   20%     2,000         21           150    9/30/94*
  I1    1   Hub PC                  DPC-CMS400          A    4,600       4,600   10%     4,140         18           150    9/30/94*
  J1    1   Monitor                 DELL-14CM           A      560         560   10%       504                             9/30/94*
  K1    1   Ethernet Card for CMS   LPAETH              A      490         490   10%       411                             9/30/94*
  L1    7   RM1690                  RM1690M2AA          D    2,195      15,365    0%    15,365         70         1,750    9/30/94*
  M1  100   RM3268                  RMD3268CS2          C    1,695     169,500    5%   161,025      1,200        12,000    9/30/94*
  N1    9   7000-I Channel Bank     T000P10             C    4,588      41,292    5%    39,227        306         2,448    9/30/94*
  O1    9   Power conv. AC to 48    T66900              D      303       2,727    0%     2,727         18           162    9/30/94*
  P1   27   Ring Generator          T669100             D      303       8,181    0%     8,181         54           486    9/30/94*
  Q1    9   PS/Ring Gen Shelf       T310010             D      330       2,970    0%     2,970         18           162    9/30/94*
  R1  200   2W FXS/FXSDN            T244340             C      440      88,000    5%    83,600        600         5,200    9/30/94*
  S1   16   Blank Card              T249900             D       28         448    0%       448                       32    9/30/94*
  T1    1   ICSU                    D347400             C    4,095       4,095    5%     3,890         31           246    9/30/94*
  U1    9   LC02B CSU Card          D439900             C    2,462      22,158    5%    21,050        162         1,332    9/30/94*
  V1    1   CMS 6000 SW HPOPE       Quickstart1         D   26,675      28,875    0%    28,875        200                  9/30/94*
  W1    1   CMS Op. License 2-4     SWTK2               C    6,000       6,000    5%     5,700         75                  9/30/94*
  X1    1   CMS 6000 Trouble Tkt    SWTV1B              C    2,000       2,000    5%     1,900         25                  9/30/94*
  Y1    1   CMS 6000 Perform An.    SWTV4               C    3,500       3,500    5%     3,325         44                  9/30/94*
  Z1    1   CMS6000 Animated Gl.    SWTV3               C      750         750    5%       713          9                  9/30/94*
  A2    1   CMS400 Agent Mgmt       SWTC1               C    4,000       4,000    5%     3,800         50                  9/30/94*
  B2    1   LAN SNMP AMM            SWTC7               C    5,000       5,000    5%     4,750         63                  9/30/94*
  C2    1   ICSU Manager AM         ICSUAMM             C    5,900       5,900    5%     5,605         74                  9/30/94*
  D2    1   CMS400 Sun/Motif TE     400/MOTIF           C    1,200       1,200    5%     1,140         15                  9/30/94*

                                                         Subtotal    6,668,973       5,495,655     52,080       255,884
                                                     Old Subtotal    6,520,673       5,582,579     42,185       166,325


Cables
A      18    NTS to DTE                  5956-139R-XX      D      160    2,880    30%       2,016              9/30/94*
B     180    NTS to DCE                  5956-13ST-XX      D      160   28,800    30%      20,160              9/30/94*
C      18    EDM to DDM                  5956-146U-XX      D       50      900    30%         630              9/30/94*
D       8    EDM to DDM                  5956-146Y         D       50      400    30%         280              9/30/94*
E      22    PC to EDM/DDM/SDM           5956-146W         D       50    1,100    30%         770              9/30/94*
F     146    T-1 CSU to Edm              5956-158V-XX      D       20    2,920    30%       2,044              9/30/94*
G     127    EDM to NTS                  5956-178A-XX      D       50    6,350    30%       4,445              9/30/94*
H    1211    NTS to DCE                  5956-178B-XX      D       50   60,550    30%      42,385              9/30/94*
H     109    NTS to DTE                  5956-178C-XX      D       50    5,450    30%       3,815              9/30/94*
I     513    Rtr Console to NTS          5956-178N-XX      D       50   25,650    30%      17,955              9/30/94*
J      37    CS Daisy Chain              5956-743A-02      D       50    1,850    30%       1,295              9/30/94*
K     698    Personality to Edm          5956-743B-XX      D       50   34,900    30%      24,430              9/30/94*
L     146    T-1 CSU to Demarc           5956-840R-XX      D       50    7,300    30%       5,110              9/30/94*
M     127    AUI Cable                   5956-840Z-XX      D       70    8,890    30%       6,223              9/30/94*
N     131    CSU to EDM                  5956-858V-XX      D       20    2,620    30%       1,834              9/30/94*
O     132    ISX5300 v.35 stub cabl      5956-879 ?        D       80   10,560    30%       7,392              9/30/94*
P     177    Thin Net Segment            NA202020          D       25    4,425    30%       3,098              9/30/94*
Q     258    Thin Terminators            NA2034            D       30    7,740    30%       5,416              9/30/94*
R     290    Thin T Connectors           NA2033            D       10    2,900    30%       2,030              9/30/94*
S     127    Rtr to DCE (v.35)           WF7220            D      215   27,305    30%      19,114              9/30/94*
S     129    Rtr Consl to Term Svr       WF7526            D      105   13,545    30%       9,482              9/30/94*
T       4    Rtr to DCE (v.35)           WF7255            D       94      376    30%         263              9/30/94*
U       3    AUI Cable                   PN8060            D       70      210    30%         147              9/30/94*
V       2    FDDI Sngl Attach FSD        WF7135            D      495      990    30%         693              9/30/94*
W      28    1690 to Dial                5956-139F                160    4,480    30%       3,136              9/30/94*
X       9    Super Mod 24                TRW24                     81      729    30%         510              9/30/94*
Y       9    7000 to ICSU                5956-840P                 50      450    30%         315              9/30/94*
Z       9    7000 CSU to CTRL            5956-864M                 50      450    30%         315              9/30/94*
A1      9    7000 CTRL to DCE            PD20338                   50      450    30%         315              9/30/94*
B1      9    ICSU to Demarc              5956-840R                 50      450    30%         315              9/30/94*
C1      9    Dual Line Cable             5956-130F                100      900    30%         630              9/30/94*
D1      2    CMS6000/Sun to SDM          5956-165J         D      150      300    30%         300              9/30/94*
                                                              Total                       186,864

                                              Professional Services    100,000            100,000 mo maint install

             0.285714286                                Grand Total  6,855,837          5,782,519    42,185  166,325
                                                48 Month Lease Rate    0.02805            162,200              4,665

* A mutually agreed upon shipping schedule shall be determined in the two weeks following the contract signing to make adjustments to this ship date. All equipment shall ship by 8/3/95.

The Racal Corporation
Law Department
1801 N. Harrison Parkway
Sunrise, Florida 33323-2899
Telephone
Telecopier
                                           Please reply to:
                                           PO Box 407044
                                           Ft. Lauderdale, FL 33340-7044
                                           Direct Dial:

March 30, 1995


Mr. Don Schutt, Chief Operating Officer
Concentric Research Corporation
400 Forty First Street
Bay City, MI 48708

Dear Don:

I am writing to confirm the agreements that we reached at our meeting today respecting certain matters involving the business relationships between Racal-Datacom, Inc. ("RDI") and Concentric Research Corporation ("CRC") as set forth below.

1. With respect to the Master Lease Agreement No. CON01C, dated August 4, 1994, between RDI and CRC (the "Agreement"), we agreed that (a) the Commencement Date as defined in section iv. of the Agreement shall be March 31, 1995. The Equipment (as that term is defined in the Agreement) has been Deployed at the sites set forth in Exhibit A which is attached to this letter.

2. With respect to initial monthly billing and payments, we have agreed as follows:

     (a) The monthly billing as of this date based upon Equipment which has been ordered pursuant to an RDI sales order in not less than $205,842.50 per month and may equal $210,714.69 per month for the term stated on each order. RDI believes that the monthly billing amount equals $210,714.69. RDI shall provide CRC with documentation to support its contention of the current monthly billing amount.

     (b) Payments for the items set forth in 2(a) for the months of April, May and June, 1995 shall be deferred until and shall commence on July 15, 1995. The payments due for April, May and June, 1995 shall be amortized over the six month period commencing July 15, 1995 through December 15, 1995 (the "Deferred Payment period"). The resulting monthly payment will be:

             $205,842.50 (or, $210,714.69 based upon RDI's substantiation)
      plus     70,238.23 (1/6 of the April, May and June obligation)
             -----------
     Total   $276,080.73

     The total does not include any other RDI charges for additional equipment or services ordered after this date or charges provided for in any of the agreements existing between CRC and RDI on the date hereof.

3. Certain outstanding nor invoices to CRC are set forth below. They will be paid as follows:

     (a) RDI invoice number 796676 for professional services in the amount of $150,000.00. This invoice shall be paid prior to April 15, 1995.

     (b) RDI Invoice number 796677 in the amount of $94,776.72. RDI shall provide CRC with the documentation in its possession and cooperate with CRC in efforts to secure the credit from AT&T to CRC which was previously negotiated among CRC, RDI and AT&T for the invoiced amount. CRC shall pay RD: the invoiced amount immediately upon CRC's receipt of the credit in this amount from AT&T.

     (c) RDI Invoice number INV5435 in the amount of $40,599.81 for actual freight charges for Equipment shipped pursuant to the Agreement. RD: shall provide CRC with such backup material for the freight charges incurred as reasonably requested by CRC. This invoice shall be paid prior to April 15, 1995.

     We have agreed that the invoices set forth in items 3(a) and 3(c) shall accrue interest at a rate of 10% commencing on March 31, 1995 and continuing until the invoices have been paid, provided, however, if CRC has paid the aforementioned invoices on or prior to April 15, 1995, RDI shall waive the accrued interest.

4. The Sun Bank loan will be repaid by CRC in accordance with the terms set forth in the Reimbursement Agreement between nor and CRC dated as of February 15, 1995 or prior to April 15, 1995, whichever occurs earlier.

5. CRC and RDI are parties to a Remote Network Operations Agreement number CON03C between CRC and RDI, dated October 14, 1994 (the "Net Ops Agreement") which provides for monthly payments from CRC to RDI in the amount of [*] for a period of forty-eight (48) months (extended value [*]), CRC has expressed a desire to secure services in lieu of those provided for in the Net Ops Agreement. RDI has proposed a Network services Transition Program. CRC and RDI agree to negotiate in good faith to attempt to reach an agreement respecting the provision of a Network Services program by RDI which would supersede the Net Ops Agreement.

6. RDI shall prepare and present to CRC and Critical Technologies Inc. ("Critical") proposed leases for space in connection with the eight RDI locations which are currently P.O.P. sites for the deployed Equipment. RDI, CRC and Critical shall negotiate in good faith towards a lease for the P.O.P. site.

7. Prior to assuming its seat on CRC'S Board of Directors, RDI will exercise its warrants on 100,000 shares of CRC'S common stock at one dollar per share. We have further agreed that the exercise price can, at RDI's option, be payable by the forgiveness of debt, in the form of the issuance of a credit to CRC.

Other than item 2, respecting the deferral of CRC's payment obligations for the months of April, May and June, 1995, nothing contained in this letter is intended to or shall amend, alter, cancel, or extinguish any rights or obligations of CRC or RDI under any existing agreements between us.

If the foregoing is acceptable to CRC, please signify by signing in the space provided below.


Joseph E. Carpenter, Jr.
General Counsel and
Senior Vice President, Administration


Accepted on behalf of Concentric Research Corporation this 30th day of March, 1995.
Concentric Research Corporation

By: Don Schutt
as its Chief Operating Officer

-----------------------

     [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                     Exhibit A

[*]

---------------------
     [*]Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. A total of 4 pages containing such information has been omitted from this exhibit. Confidential treatment has been requested with respect to the omitted portions.